UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy
Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant
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Filed by a party other than the Registrant
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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Open Lending Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) below per Exchange Act Rules 14a-6(i)(1) and 0-11

April 13, 2023

Dear Stockholders of Open Lending:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Open Lending Corporation, a Delaware corporation (the “Company” or “Open Lending”), which will be held as a virtual meeting on May 24, 2023 at 10:00 a.m., Central Time. You may attend the meeting virtually via the Internet at www.proxydocs.com/LPRO, where you will be able to view the meeting live, vote electronically and submit questions. You will need the 12-digit control number, which is located on the Notice of Internet Availability that you received in the mail, on your proxy card or in the instructions accompanying your proxy materials, to attend the Annual Meeting. We have designed the format of the Annual Meeting to ensure that stockholders are afforded similar rights and opportunities to participate as they would at an in-person meeting.

We are holding the Annual Meeting for the following purposes, as more fully described in the accompanying proxy statement:

•	to elect three Class III directors for a three-year term;

•	to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

•	to hold a nonbinding advisory vote on the compensation of our named executive officers; and

•	to transact any other business that may properly come before the meeting or any adjournment thereof.

Under Securities and Exchange Commission rules, the Company is providing access to the proxy materials for the Annual Meeting to stockholders via the Internet. Accordingly, you can access the proxy materials and vote at www.proxydocs.com/LPRO. Instructions for accessing the proxy materials and voting are described below and in the Notice of Annual Meeting that you received in the mail.

Your vote is very important. Whether or not you plan to attend the meeting, please carefully review the enclosed proxy statement and cast your vote, regardless of the number of shares you hold.

If you are a stockholder of record, you may vote over the Internet, by telephone, or, if you request to receive a printed set of the proxy materials, by completing, signing, dating and mailing the accompanying proxy card in the return envelope. Submitting your vote via the Internet or by telephone or proxy card will not affect your right to vote online during the virtual meeting if you decide to attend the Annual Meeting. If your shares are held in street name (i.e., held for your account by a broker or other nominee), you will receive instructions from your broker or other nominee explaining how to vote your shares, and you will have the option to cast your vote by telephone or over the Internet if your voting instruction form from your broker or nominee includes instructions and a toll-free telephone number or Internet website to do so. In any event, to be sure that your vote will be received in time, please cast your vote by your choice of available means at your earliest convenience.

We hope that you will join us on May 24, 2023. Your investment and continued interest in Open Lending are very much appreciated.

Sincerely,

John J. Flynn Chairman of the Board of Directors

Notice of 2023 Annual Meeting of Stockholders

Time:	10:00 a.m., Central Time

Date:	May 24, 2023

Place:	Online at www.proxydocs.com/LPRO

Purpose:

1.   To elect each of John J. Flynn, Keith A. Jezek, and Jessica Snyder as a Class III member of the board of directors, to serve until the Company’s 2026 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified;

2.  To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.  To hold a nonbinding advisory vote to approve the compensation of our named executive officers; and

4.  To transact any other business that may properly come before the meeting or any adjournment thereof.

Record Date:	The board of directors has fixed the close of business on March 31, 2023 as the record date for determining stockholders entitled to notice of and to vote at the meeting. For information regarding how to access the names of registered stockholders entitled to vote at the Annual Meeting, please see the section titled “General Information.”

Meeting Admission:	All stockholders as of the record date, or their duly appointed proxies, may attend the virtual meeting. In order to be able to attend the meeting, you will need the 12-digit control number, which is located on your Notice, on your proxy card, or in the instructions accompanying your proxy materials. Instructions on how to participate in the Annual Meeting are also posted online at www.proxydocs.com/LPRO.

Voting by Proxy:	If you are a stockholder of record, please vote via the Internet or, for shares held in street name, please vote in accordance with the voting instruction form you receive from your broker or nominee as soon as possible so your shares can be voted at the meeting. You may submit your voting instruction form by mail. If you are a stockholder of record, you may also vote by telephone or by submitting a proxy card by mail. If your shares are held in street name, you will receive instructions from your broker or other nominee explaining how to vote your shares, and you may also have the choice of instructing the record holder as to the voting of your shares over the Internet or by telephone. Follow the instructions on the voting instruction form you received from your broker or nominee.

By order of the Board of Directors,

Matthew Stark
General Counsel and Corporate Secretary

Austin, Texas

April 13, 2023

Important Notice Regarding the Internet Availability of Proxy Materials for the Company’s 2023 Annual Meeting of Stockholders to Be Held on May 24, 2023: The Notice of 2023 Annual Meeting of Stockholders, proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, are available at https://investors.openlending.com.

General Information

Why are you holding a virtual Annual Meeting?

Our Annual Meeting will be held solely in a virtual format, which will be conducted via a live webcast and online stockholder tools. We have created and implemented the virtual format in order to facilitate stockholder attendance and participation by enabling stockholders to participate fully and equally from any location around the world, at no cost. However, you will bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. A virtual annual meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving the Company and our stockholders time and money. We also believe that the online tools we have selected will increase stockholder communication.

When are the proxy statement and the accompanying materials scheduled to be sent to stockholders?

We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about April 13, 2023, we will begin mailing to our stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials, including our proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2022. The Notice of Internet Availability also instructs you on how to submit your proxy or voting instructions through the Internet or to request a paper copy of our proxy materials, including a proxy card or voting instruction form that includes instructions on how to submit your proxy or voting instructions by mail or telephone. For shares held in street name (i.e., held for your account by a broker or other nominee), you will receive a voting instruction form from your broker or nominee. The Annual Report on Form 10-K is available on our website at https://investors.openlending.com.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission, or the SEC, we are providing access to our proxy materials over the Internet rather than printing and mailing the proxy materials. We believe electronic delivery will expedite the receipt of materials, will help lower our costs and reduce the environmental impact of our annual meeting materials. Therefore, a Notice of Internet Availability will be mailed to holders of record and beneficial owners of our common stock starting on or around April 13, 2023. The Notice of Internet Availability will provide instructions as to how stockholders may access and review the proxy materials, including the Notice of Annual Meeting, proxy statement, proxy card, and Annual Report on Form 10-K, on the website referred to in the Notice of Internet Availability or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent to stockholders by mail. The Notice of Internet Availability will also provide voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail, or electronically by e-mail, on an ongoing basis for future stockholder meetings. Please note that while our proxy materials are available at the website referenced in the Notice of Internet Availability, and our Notice of Annual Meeting, proxy statement and Annual Report on Form 10-K are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this document.

Who is soliciting my vote?

The board of directors of Open Lending Corporation (the “board of directors” or the “board”) is soliciting your vote for the 2023 Annual Meeting of Stockholders.

2023 Proxy Statement	1

General Information

Who is entitled to vote?

Holders of our common stock on the close of business on March 31, 2023 (the “Record Date”) may vote at the Annual Meeting. As of the Record Date, a total of 120,591,873 shares of common stock of the Company were outstanding and entitled to be voted at the meeting. Each share of common stock is entitled to one vote on each matter.

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live at the Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice was forwarded to you by your broker, bank or other nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock live at the Annual Meeting unless you follow your broker, bank or other nominee’s procedures for obtaining a legal proxy. If you request a printed copy of our proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

Is a list of stockholders available?

The names of stockholders of record entitled to vote at the Annual Meeting will be available to stockholders at least 10 days prior to our Annual Meeting at our principal executive offices located at 1501 S. MoPac Expressway, Suite 450, Austin, Texas 78746 during normal business hours, and at the Annual Meeting. The list will also be available to stockholders at www.proxydocs.com/LPRO during the Annual Meeting.

How do I vote?

If you are a stockholder of record and your shares are registered directly in your name, you may vote:

•

By Internet. Access the website of the Company’s tabulator, www.proxydocs.com/LPRO, using the voter control number printed on the furnished proxy card. Your shares will be voted in accordance with your instructions. You must specify how you want your shares voted or your Internet vote cannot be completed and you will receive an error message. If you vote on the Internet, you may also request electronic delivery of future proxy materials.

•

By Telephone. Call 1-866-870-6982 toll-free from the U.S., U.S. territories and Canada, and follow the instructions on the enclosed proxy card. Your shares will be voted in accordance with your instructions. You must specify how you want your shares voted or your telephone vote cannot be completed.

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By Mail. Complete and mail a proxy card in the enclosed postage prepaid envelope to P.O. Box 8016, Cary, NC 27512-9903. Your proxy will be voted in accordance with your instructions. If you sign and return the enclosed proxy but do not specify how you want your shares voted, they will be voted FOR the director nominees named herein to the Company’s board of directors, FOR the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, and FOR the approval, on a non-binding advisory basis, of the compensation of our named executive officers, and will be voted according to the discretion of the proxy holder upon any other business that may properly be brought before the meeting and at all adjournments and postponements thereof. If you are mailed or otherwise receive or obtain a proxy card or voting instruction form, and you choose to vote by telephone or by Internet, you do not have to return your proxy card or voting instruction form.

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General Information

•	By Internet at the Annual Meeting. Instructions on how to attend and vote at the Annual Meeting are described at www.proxydocs.com/LPRO.

If your shares of common stock are held in street name (held for your account by a broker or other nominee):

•	By Internet or By Telephone. You will receive instructions from your broker or other nominee if you are permitted to vote by Internet or telephone.

•	By Mail. You will receive instructions from your broker or other nominee explaining how to vote your shares by mail.

How do I attend the Annual Meeting online?

We will be hosting our Annual Meeting via live webcast only. Any stockholder can attend the Annual Meeting live online at www.proxydocs.com/LPRO. The webcast will start at 10:00 a.m. Central Time on May 24, 2023. Stockholders may vote and ask questions while attending the Annual Meeting online. In order to be able to attend the Annual Meeting, you will need the 12-digit control number, which is located on your Notice of Internet Availability, on your proxy card or in the instructions accompanying your proxy materials. Instructions on how to participate in the Annual Meeting are also posted online at www.proxydocs.com/LPRO.

Will there be a question-and-answer session?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer as many questions as time permits. Questions must comply with the Annual Meeting procedures and be pertinent to the Company, our stockholders, and the meeting matters.

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If you wish to submit a question in advance of the Annual Meeting: After receiving the Notice of Internet Availability, the proxy card or the instructions accompanying the proxy materials, stockholders may submit questions, in writing, by following the instructions on the Annual Meeting website. To submit a question in advance of the meeting, beneficial owners must register in advance of the meeting.

•

If you wish to ask a question during the Annual Meeting: Log in to the Annual Meeting website and enter the control number included on your Notice of Internet Availability, on your proxy card or in the instructions accompanying your proxy materials when prompted.

Questions and answers may be grouped by topic and substantially similar questions may be grouped and answered once.

Questions and answers to any pertinent questions not addressed during the meeting will be published following the meeting on our website at https://investors.openlending.com.

Will the Annual Meeting be available for replay?

A replay of the Annual Meeting will be made publicly available approximately 24 hours after the Annual Meeting at www.proxydocs.com/LPRO. The replay will be available for one year.

What matters am I voting on?

You will be voting on:

•	Proposal 1: the election of three Class III directors for a three-year term;

•	Proposal 2: the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

2023 Proxy Statement	3

General Information

•	Proposal 3: nonbinding advisory vote to approve the compensation of our named executive officers; and

•	Any other business that may properly come before the meeting or any adjournment thereof.

What are the Board of Directors’ recommendations on how to vote my shares?

The board of directors recommends a vote:

Proposal 1: FOR the election of the three Class III director nominees (page 18);

Proposal 2: FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm (page 19); and

Proposal 3: FOR the approval, on a nonbinding advisory basis, of the compensation of our named executive officers (page 21).

What vote is required to approve each item and how are votes counted?

Votes cast by proxy or online at the Annual Meeting will be counted by the persons appointed by the Company to act as tabulators for the meeting. The tabulators will count all votes FOR, WITHHOLD or AGAINST, abstentions and broker non-votes, as applicable, for each matter to be voted on at the Annual Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Proposal 1—Election of three Class III director nominees

The election of directors requires a plurality of the voting power of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the nominees who receive the largest number of votes cast “For” such nominees are elected as directors. As a result, any shares not voted “For” a particular nominee (whether because of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “FOR” or “WITHHOLD” on each of the nominees for election as a director. Withheld votes and broker non-votes will have no effect on the outcome of this proposal.

Proposal 2—Ratification of appointment of Ernst & Young LLP as our independent registered public accounting firm

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023, requires the affirmative vote of a majority of the voting power of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Abstentions and broker non-votes will have no effect on the ratification.

Proposal 3—Nonbinding advisory vote approving the compensation of our named executive officers

The nonbinding advisory vote on the compensation of our named executive officers requires the affirmative vote of a majority of the voting power of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Abstentions and broker non-votes will have no effect on the vote.

4

General Information

Could other matters be decided at the Annual Meeting?

The Company does not know of any other matters that may be presented for action at the Annual Meeting. Should any other business come before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote the shares represented by such proxies in accordance with their best judgment. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

Who pays the cost for soliciting proxies?

The Company will pay the cost for the solicitation of proxies by the board of directors. The solicitation of proxies will be made primarily by mail and through internet access to materials. Proxies may also be solicited personally, by telephone, fax or e-mail by employees of the Company without any remuneration to such individuals other than their regular compensation. The Company will also reimburse brokers, banks, custodians, other nominees, and fiduciaries for forwarding these materials to their principals to obtain the authorization for the execution of proxies.

How do I vote shares held in street name?

If your shares are registered directly in your name, you are a “stockholder of record” who may vote at the meeting. As the stockholder of record, you have the right to direct the voting of your shares by voting over the Internet, by telephone, by returning your proxy or by voting online during the Annual Meeting.

If your shares are held in an account at a bank or at a brokerage firm or other nominee holder, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your bank, broker or other nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares and to participate in the virtual annual meeting. You will receive instructions from your bank, broker or other nominee explaining how you can vote your shares and whether they permit Internet or telephone voting. Follow the instructions from your bank, broker or other nominee included with these proxy materials, or contact your bank, broker or other nominee to request a proxy form. We encourage you to provide voting instructions to your bank, broker or other nominee by giving your proxy to them. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You will not be able to vote shares you hold in “street name” at the Annual Meeting; instead, you must instruct your bank, broker or other nominee in advance of the meeting.

Can I change my vote?

You may revoke your proxy at any time before it is voted by notifying the General Counsel and Corporate Secretary in writing at Open Lending Corporation, 1501 S. MoPac Expressway, Suite 450, Austin, Texas 78746, by returning a signed proxy with a later date, by transmitting a subsequent vote over the Internet or by telephone prior to the close of the Internet voting facility or the telephone voting facility. You may also attend the virtual meeting and vote during the meeting. If your stock is held in street name, you must contact your broker or nominee for instructions as to how to change your vote.

How is a quorum reached?

The presence, in virtual attendance or represented by proxy, of holders of at least a majority of the outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares held of record by stockholders or brokers, bankers or other nominees who do not return a signed and dated proxy or attend the Annual Meeting virtually will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Abstentions and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting.

2023 Proxy Statement	5

General Information

What happens if the meeting is postponed or adjourned?

Your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K (“Form 8-K”) that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.

What does it mean if I receive more than one proxy card or voting instruction form?

It means that you have multiple accounts at the transfer agent or with brokers. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.

What if I have technical difficulties or trouble accessing the Annual Meeting?

If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call the technical support number that will be posted on the virtual stockholder meeting log-in page. Technical support will be available starting at 9:40 a.m. Central Time on May 24, 2023 and will remain available until the Annual Meeting has ended.

Who should I call if I have any additional questions?

If you hold your shares directly, please call the General Counsel and Corporate Secretary of the Company at (512) 892-0400. If your shares are held in street name, please contact the telephone number provided on your voting instruction form or contact your broker or nominee holder directly.

6

Board of Directors and Corporate Governance

Board of Directors

Our board of directors consists of nine directors. Each of our directors will continue to serve as a director until the election and qualification of his or her successor or until his or her earlier death, resignation or removal. The authorized number of directors may be changed by resolution of our board of directors. Vacancies on our board of directors can be filled by resolution of our board of directors.

Our board of directors is divided into three classes, each serving staggered, three-year terms:

•

our Class I directors are William Heldfond, a designee of Nebula Holdings, LLC (“Nebula”), Gene Yoon, a designee of Bregal Sagemount I, L.P., and Eric A. Feldstein, with terms expiring at the 2024 annual meeting of stockholders;

•

our Class II directors are Adam H. Clammer, a designee of Nebula, Blair J. Greenberg, a designee of Bregal Sagemount I, L.P., and Shubhi Rao, with terms expiring at the 2025 annual meeting of stockholders; and

•

our Class III directors are John J. Flynn, Chairman of the Board of Directors, Keith A. Jezek, Open Lending’s Chief Executive Officer, and Jessica Snyder, Vice Chairman of the Board of Directors, with terms expiring at the 2023 annual meeting of stockholders.

As a result of the staggered board, only one class of directors will be elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective terms.

Director Biographies

The following table sets forth information concerning our directors as of April 13, 2023. The biographical description of each director includes the specific experience, qualifications, attributes and skills that the board of directors would expect to consider if it were making a conclusion currently as to whether such person should serve as a director.

NAME	CLASS	AGE	POSITION	DIRECTOR SINCE	CURRENT TERM EXPIRES
John J. Flynn	III	67	Chairman of the Board of Directors	2020	2023
Jessica Snyder	III	52	Vice Chairman of the Board of Directors	2020	2023
Adam H. Clammer	II	52	Director	2020	2025
Eric A. Feldstein	I	63	Director	2020	2024
Blair J. Greenberg	II	41	Director	2020	2025
William Heldfond	I	34	Director	2021	2024
Keith A. Jezek	III	59	Chief Executive Officer and Director	2022	2023
Shubhi Rao	II	56	Director	2020	2025
Gene Yoon	I	48	Director	2020	2024

Nominees for Director

John J. Flynn has served on our board of directors since 2000. Mr. Flynn previously served as the Chief Executive Officer of Open Lending from 2000 to 2022 and as President of Open Lending, LLC from April 2000 to August 2020. Mr. Flynn also served as President and Chief Executive Officer of Lenders Protection, LLC from 2003 until 2022 and as President of Insurance Administrative Services, LLC from 2011 until 2022, each a wholly owned subsidiary of Open Lending. Mr. Flynn previously served as Chief Executive Officer at Washington Gas Light Federal Credit Union in Springfield, VA from 1983 to 1994, and as Senior Vice President of Sales and Marketing for Good2cu.com, LLC from

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Board of Directors and Corporate Governance

1999 to 2000. In addition, Mr. Flynn formerly led marketing at The Equitable (Equitable Holdings, Inc.) from 1997 to 1999, where he spearheaded the design and execution of the firm’s national marketing program for the credit union industry. Mr. Flynn is the co-founder of Objective Advisors, Inc., a registered investment advisory firm dedicated to providing objective financial management services exclusively to credit unions and banks nationwide, where he served as a Board Member from 1995 to 2018; co-founder of The Finest Federal Credit Union, which serves the police and law enforcement agencies of New York City, where he served as Advisor from 2014 to 2019. Mr. Flynn holds a Bachelor of Arts degree in Accounting from Bloomsburg University.

We believe Mr. Flynn is qualified to serve as a member of our board of directors due to his more than 40 years of experience working in the credit union, banking and financial services industries.

Keith A. Jezek has served on our board of directors since October 2022. Mr. Jezek also serves as Chief Executive Officer of Open Lending. Prior to joining Open Lending, Mr. Jezek was President, Retail & Media Solutions at Cox Automotive Inc. from 2018 until 2022. Mr. Jezek held several other positions during his tenure at Cox Automotive Inc., including President, Retail Solutions from 2016 until 2018 and Division President, Software from 2012 until 2015. Mr. Jezek was previously a member of Open Lending’s board of directors from 2012 through 2020 and served as an advisor to the board of directors following the Business Combination (as defined below).

We believe Mr. Jezek is qualified to serve as Chief Executive Officer and a member of our board of directors due to his more 20 years of experience working in the automotive retail technology industry.

Jessica Snyder has served on our board of directors since August 2020. Ms. Snyder is the President, U.S. Insurance, of Argo Group International Holdings, Ltd, a New York Stock Exchange (“NYSE”) listed company. Previously, Ms. Snyder served as the president and chief executive officer of GuideOne Insurance Company from 2017 until her resignation in April 2022, and prior to that, she was senior vice president—Commercial and Specialty Lines at State Auto Insurance Companies. Ms. Snyder held several other positions during her tenure at State Auto, including chief operating officer and chief financial officer of the company’s specialty subsidiary, and senior vice president of Specialty. Prior to joining State Auto, Ms. Snyder was a member of a three-person team that raised the capital for the formation and start-up operations of Rockhill Holdings, a niche property and casualty business that was purchased by State Auto in 2009. She was also the chief financial officer for Citizens Property Insurance Corporation. In 2016, Ms. Snyder was named one of Insurance Business’ Elite Women of the Year. Ms. Snyder earned her bachelor’s degree in accounting from the University of Wisconsin and her Master of Business Administration from the University of Florida.

We believe Ms. Snyder is qualified to serve as a member of the board of directors because of her extensive experience in the financial services sector.

Continuing Directors

Adam H. Clammer has served as a member of our board of directors since June 2020. Mr. Clammer is a Founding Partner and Co-CEO of True Wind and is responsible for all aspects of managing the firm. Prior to founding True Wind, Mr. Clammer was with Kohlberg Kravis Roberts & Co., which he joined in 1995. At KKR, Mr. Clammer founded and led the Global Technology Group from 2004 to 2013 and participated in investments across multiple industries. Mr. Clammer has served on the board of directors of AEP, Avago (Broadcom), GoDaddy, Jazz, Kodak, MedCath, NXP, as well as several private companies. Mr. Clammer currently serves as Chairman of the Board of LeadVenture, and is a director of e-Emphasys Technologies, Open Lending Corporation (Nasdaq: LPRO), Cellebrite (Nasdaq: CLBT), and Rover (NASDAQ: ROVR). Prior to joining KKR, Mr. Clammer worked in the Mergers & Acquisitions group at Morgan Stanley in New York and Hong Kong. Mr. Clammer is also a Trustee of the San Francisco Museum of Modern Art. Mr. Clammer holds a B.S. in Business Administration from the University of California, Berkeley and a Master of Business Administration from Harvard Business School, where he was a Baker Scholar.

We believe Mr. Clammer is qualified to serve as a member of the board of directors because of his experience in the financial sector.

8

Board of Directors and Corporate Governance

Eric A. Feldstein has served on our board of directors since August 2020. Since October 2019, Mr. Feldstein has served as the Executive Vice President and Chief Financial Officer of New York Life Insurance Company. Prior to joining New York Life in 2019, Mr. Feldstein served as the Chief Financial Officer of Health Care Service Corporation from 2016 to 2019. From 2010 to 2016, he served as an Executive Vice President with American Express. Mr. Feldstein began his career in finance with General Motors where he held a variety of roles with increasing responsibility. He served as Treasurer from 1997 to 2002, and subsequently served as CEO of GMAC Financial Services from 2002 to 2008. Mr. Feldstein holds a Bachelor of Arts from Columbia University and Master of Business Administration from Harvard University.

We believe Mr. Feldstein is qualified to serve as a member of the board of directors because of his extensive public company experience.

Blair J. Greenberg has served as a member of our board of directors since March 2016. Mr. Greenberg is also a partner at Bregal Sagemount (Bregal Sagemount Management, L.P.) and has been with the fund since January 2013. Prior to Bregal Sagemount, Mr. Greenberg worked at Technology Crossover Ventures (TCMI, Inc.) (“TCV”) from July 2006 to January 2013, where he focused on investing in technology and financial services companies. Prior to TCV, Mr. Greenberg worked for UBS Investment Bank (UBS Group AG) (“UBS”) in the Financial Institutions Group from July 2004 to June 2006. At UBS, Mr. Greenberg focused on mergers & acquisitions and capital raising transactions for financial technology, asset management, and specialty finance companies. Mr. Greenberg received a Bachelor of Sciences in Business Administration with a concentration in Finance from the Kelley School of Business at Indiana University Bloomington, and an MBA with concentrations in Finance, Management & Strategy, and Marketing from the Kellogg School of Management at Northwestern University.

We believe that Mr. Greenberg is qualified to serve as a member of our board of directors based on his extensive experience in the technology and financial services industry.

William Heldfond has served on our board of directors since August 2021. Mr. Heldfond is a Principal at True Wind Capital, a private equity fund manager focused on the technology industry, which he joined in 2018. From 2013 to 2016, Mr. Heldfond was an Associate at Accel-KKR, where he helped lead growth equity investments and leveraged buyout transactions within the technology, media, and telecommunications sectors across both North America and Western Europe. Prior to joining Accel-KKR, Mr. Heldfond was with Vista Point Advisors, a middle-market investment bank focused on mergers and acquisitions, and private placement advisory within the technology, media and telecommunications sectors. From 2013 to 2017, Mr. Heldfond served as the Vice Chairman for the Vanguard Chapter of the Aspen Institute. Mr. Heldfond currently serves as a director of Cellebrite (Nasdaq: CLBT) and W Energy Software. Mr. Heldfond holds a B.A. in International Relations with an emphasis in Economics from University of Southern California, where he graduated Summa Cum Laude and Phi Beta Kappa and an M.B.A. from Stanford Graduate School of Business.

We believe Mr. Heldfond is qualified to serve as a member of the board of directors because of his extensive investment and financial services experience.

Shubhi Rao has served on our board of directors since August 2020. Since 2020, Ms. Rao has served as the founder and Chief Executive Officer of Uplevyl, a membership only app created to support professional women. From 2018 to 2019, Ms. Rao served as the Chief Financial Officer and Chief Operating Officer of Dosh, a consumer app developer. She was vice president, treasurer and officer of Alphabet from 2016 to 2018 and group treasurer of Tesco PLC in London from 2014 to 2016. Ms. Rao began her career in finance at Ford Motor Company. She held several leadership roles within the Treasurer’s office including assistant treasurer of Ford of Europe. Ms. Rao serves on the boards of two think tanks—the International Center for Research on Women and the Center for Global Development. She is also the honorary member of the executive advisory council for the Federal Reserve Bank of San Francisco. Ms. Rao earned her B.S. in Computer Science Engineering from Michigan State University and a MBA from the University of Michigan, Ann Arbor.

We believe Ms. Rao is qualified to serve as a member of the board of directors because of her extensive public company experience.

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Board of Directors and Corporate Governance

Gene Yoon has served on our board of directors since March 2016. Mr. Yoon has been the Managing Partner of Bregal Sagemount since 2012. Prior to founding Bregal Sagemount in 2012, he was the Head of Private Equity for the Americas Special Situations Group at Goldman Sachs from 2007 to 2012, where he focused on middle market growth equity investing. Before Goldman Sachs, Mr. Yoon served as a Partner at Great Hill Partners, a private equity firm specializing in the media, communications, technology, and business services sectors from 2001 to 2007. Earlier in his career, Mr. Yoon was Director of Corporate Development at Geocast Network Systems, Inc., a venture-backed technology infrastructure provider from 1999 to 2001. Mr. Yoon began his career at Donaldson, Lufkin & Jenrette in investment banking from 1997 to 1999. Mr. Yoon holds both a bachelor’s in economics and an MBA from The Wharton School at the University of Pennsylvania.

We believe that Mr. Yoon is qualified to serve as a member of our board of directors based on his extensive experience in the financial sector.

Independence of our Board of Directors

Our board of directors has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment, and affiliations, our board of directors has determined that Messrs. Clammer, Feldstein, Greenberg, Heldfond and Yoon and Mses. Rao and Snyder meet independence standards under the applicable rules and regulations of the SEC and the listing standards of Nasdaq. In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Related Person Transactions.”

Board Leadership Structure

Under our corporate governance guidelines, the board of directors does not require the separation of the offices of the chairman of the board of directors (the “Chairman”) and the Chief Executive Officer of the Company. These guidelines provide that the board of directors shall be free to choose its chairman in any way that it deems best for the Company at any given point in time. John J. Flynn currently serves as the Chairman of our board of directors, and Keith A. Jezek currently serves as the Chief Executive Officer of the Company and a member of our board of directors. The Company does not have a lead independent director. The board of directors believes that this leadership structure, which separates the Chairman and Chief Executive Officer roles, is optimal at this time because it allows Mr. Jezek to focus on operating and managing the Company while Mr. Flynn can focus on leading our board of directors. The board of directors periodically reviews its leadership structure, taking into account the goals and objectives of the business and the long-term interests of the Company’s stockholders, and may make changes in the future.

The duties of the Chairman include the following:

•	Preside over and manage the meetings of our board of directors;

•	In consultation with the CEO and the other directors, schedule, approve and set the agenda for meetings of our board of directors and chair and lead the discussion at such meetings;

•	Speak on behalf of the board of directors when appropriate and necessary in direct communications with stockholders;

•	Serve as the board liaison to senior management;

•	Advise the CEO on strategic aspects of the business, including the Company’s long-term strategy;

•	Chair the Annual Meeting of Stockholders;

•	Provide guidance and oversight to management;

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Board of Directors and Corporate Governance

•	Consult in the preparation of agendas for board and committee meetings; and

•	Perform such other functions and responsibilities as requested by the board of directors from time to time.

Board Diversity Matrix (as of April 13, 2023)

TOTAL NUMBER OF DIRECTORS: 9
	FEMALE	MALE	NON-BINARY	DID NOT DISCLOSE GENDER
Part I: Gender Identity
Directors	2	7
Part II: Demographic Background
African American or Black	0	0
Alaskan Native or Native American	0	0
Asian	1	1
Hispanic or Latino	0	0
Native Hawaiian or Pacific Islander	0	0
White	1	6
Two or More Races or Ethnicities	0	0
LGBTQ+			0
Did Not Disclose Demographic Background			0

Board Meetings and Attendance

Our board of directors held five meetings during the fiscal year ended December 31, 2022. Each of the directors except for Gene Yoon attended at least 75% of the meetings of the board of directors and the committees of the board of directors on which he or she served during the fiscal year ended December 31, 2022 (in each case, which were held during the period for which he or she was a director and/or a member of the applicable committee). The Company encourages its directors to attend the Annual Meeting of Stockholders. Six of the nine directors then serving on the board of directors attended the Company’s 2022 annual meeting.

Board Committees

Our board of directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. Each of the committees reports to the board of directors as it deems appropriate and as the board of directors may request. The composition, duties and responsibilities of these committees are set forth below. In the future, our board of directors may establish other committees, as it deems appropriate, to assist it with its responsibilities. For so long as Nebula has a right to nominate a director to our board of directors, each of our compensation committee and the nominating and corporate governance committee shall include one of the directors nominated by Nebula.

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Board of Directors and Corporate Governance

The table below highlights the membership of each committee along with the number of meetings held during 2022:

NAME	AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND GOVERNANCE COMMITTEE
John J. Flynn
Adam H. Clammer		X	X
Eric A. Feldstein	X
Blair J. Greenberg		Chair
Keith A. Jezek
Shubhi Rao	X	X
Jessica Snyder	Chair		X
William Heldfond
Gene Yoon			Chair
Total Meetings Held in 2022	4	4	4

Audit Committee

Eric A. Feldstein, Shubhi Rao, and Jessica Snyder serve as members of the audit committee, with Ms. Snyder serving as the chair. Subject to phase-in rules and a limited exception, the rules of Nasdaq and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Each member of the audit committee is independent as defined under applicable SEC and Nasdaq rules. All of the members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. In addition, Ms. Snyder qualifies as our “audit committee financial expert,” as such term is defined in Item 407 of Regulation S-K.

The audit committee provides assistance to our board of directors in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions by approving the services performed by our independent registered public accounting firm and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The audit committee also oversees the audit efforts of our independent registered public accounting firm and takes those actions as it deems necessary to satisfy itself that the independent registered public accounting firm is independent of management. Our board of directors has adopted a written charter for the audit committee, which is available on our website.

Compensation Committee

Adam H. Clammer, Blair J. Greenberg, and Shubhi Rao serve on the Company’s compensation committee, with Mr. Greenberg serving as the chair. Each member of our compensation committee is independent, as defined under the Nasdaq listing rules, and satisfies Nasdaq’s additional independence standards for compensation committee members. Each member of our compensation committee is a non-employee director (within the meaning of Rule 16b-3 under the Exchange Act).

The compensation committee determines our general compensation policies and the compensation provided to our officers. The compensation committee also makes recommendations to our board of directors regarding director compensation. In addition, the compensation committee reviews and determines share-based compensation for our directors, officers, employees and consultants and administers our equity incentive plans. Our compensation committee also oversees our corporate compensation programs. Our board of directors has adopted a written charter for the compensation committee, which is available on our website.

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Board of Directors and Corporate Governance

Nominating and Corporate Governance Committee

Adam H. Clammer, Jessica Snyder, and Gene Yoon serve on the Company’s nominating and corporate governance committee, with Mr. Yoon serving as the chair. Each member of our nominating and corporate governance committee is independent as defined under the Nasdaq listing rules.

The nominating and corporate governance committee is responsible for making recommendations to our board of directors regarding candidates for directorships and the size and composition of the board. In addition, the nominating and corporate governance committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the board of directors concerning corporate governance matters. Our board of directors has adopted a written charter for the nominating and corporate governance committee, which is available on our website.

Identifying and Evaluating Director Nominees

The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Generally, our nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, our nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval as director nominees for election to the board of directors.

The nominating and corporate governance committee has a policy regarding the consideration of director candidates recommended by stockholders and will consider director candidates recommended by a stockholder in the same manner as all other candidates recommended by other sources. A stockholder may recommend a candidate at any time of the year by writing to the General Counsel and Corporate Secretary at Open Lending Corporation, 1501 S. MoPac Expressway, Suite 450, Austin, Texas 78746.

The board of directors approves minimum qualifications and other criteria for board membership from time to time and has approved the following minimum qualifications to be satisfied by any nominee for a position on the board: high standards of personal and professional ethics and integrity, proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment, skills that are complementary to those of the existing board, the ability to assist and support management and make significant contributions to the Company’s success, and an understanding of the fiduciary responsibilities that is required of a member of the board and the commitment of time and energy necessary to diligently carry out those responsibilities.

Additionally, the board of directors considers all facts and circumstances that it deems appropriate or advisable in considering director candidates, including, among other things, the skills of the proposed director candidate, his or her depth and breadth of business experience, whether the nominee would help achieve a mix that represents a diversity of background and experience, inclusive of gender, race, ethnicity, age, gender identity, gender expression and sexual orientation or other background characteristics, his or her independence and the needs of the board of directors.

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Board of Directors and Corporate Governance

Communication with the Directors of Open Lending

Any interested party with concerns about our Company may report such concerns to the board of directors or the Chairman of our board of directors or nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

c/o Open Lending Corporation

1501 S. MoPac Expressway

Suite 450

Austin, Texas 78746

Attn: General Counsel and Corporate Secretary

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, supplier, or other interested party.

A copy of any such written communication may also be forwarded to the Company’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with the Company’s legal counsel, with independent advisors, with non-management directors, or with the Company’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters.

Role of Our Board of Directors in Risk Oversight

One of the key functions of our board of directors is informed oversight of our risk management process, including our enterprise risk management program. While the Company’s senior management team is responsible for the Company’s day-to-day risk management, our board of directors is responsible for ensuring that the risk management processes implemented by management are functioning as intended. Our board of directors is also responsible for monitoring and assessing strategic risk exposure.

While the full board of directors has overall responsibility for risk oversight, the board of directors has delegated oversight responsibility related to certain risks to the audit committee, the compensation committee, and the nominating and corporate governance committee.

•

Audit Committee. Our audit committee is responsible for considering and discussing our major financial, regulatory and compliance risk exposures and the steps our management has taken to monitor and control these exposures. Our audit committee is also responsible for reviewing with management the process by which risk assessment and management is undertaken, monitoring compliance with legal and regulatory requirements, and reviewing the adequacy and effectiveness of our internal controls over financial reporting.

•

Compensation Committee. Our compensation committee assesses and monitors potential material risks related to our compensation policies and programs. Our compensation committee also oversees practices, policies and strategies related to human capital management, including recruiting, retention and talent development.

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Board of Directors and Corporate Governance

•

Nominating and Corporate Governance Committee. Our nominating and corporate governance committee is responsible for periodically evaluating our Company’s corporate governance policies and systems in light of the governance risks that our Company faces, and the adequacy of our Company’s policies and procedures designed to address such risks.

The Company’s senior management team regularly reports to and advises our board of directors and its committees of key risks and the status of ongoing efforts to address these risks, through our enterprise risk management program and otherwise.

Role of Our Board of Directors in Oversight of Strategy

One of the primary responsibilities of our board of directors is the oversight of management’s establishment and execution of the Company’s long-term corporate strategy, including evaluating key market opportunities, consumer and market trends, competitive developments and the associated risks. Our board of directors oversees strategy and associated risk through constructive engagement with senior management. The diverse mix of skills, experiences and backgrounds our directors possess helps facilitate strong oversight of the Company’s long-term corporate strategy. Our board of directors regularly reviews with management the Company’s long-term corporate strategy and key commercial and strategic initiatives and risks and provides input to senior management.

Sustainability and Corporate Responsibility

At Open Lending, our mission is to change lives by making transportation affordable. We achieve this by facilitating automotive consumer loan creation and maintenance for underserved near-prime and non-prime borrowers through the use of our lending enablement and risk analytics solutions. We believe our corporate purpose integrates sustainability and corporate responsibility, which is reinforced by how we run our business with an emphasis on integrity, quality, respect, teamwork, perseverance, and accountability. By doing so, we promote operational excellence and the long-term interests of the Company and our stakeholders, including our stockholders.

Oversight of Environmental, Social and Governance (“ESG”) Matters

Our board of directors’ primary duty is to oversee our corporate strategy, which includes the responsibility to monitor and advise on ESG factors that may impact our day-to-day operations and long-term performance. Corporate responsibility is governed from the most senior levels to each of our employees. Our General Counsel has been spearheading the formalization of our corporate responsibility activities. During the past year, we conducted a comprehensive analysis to determine our most salient ESG risks and opportunities and established a sustainability working group that has been identifying our policies, practices, and procedures, which will be presented in a report later this year. Through this process, human capital management, financial access, and cybersecurity and data privacy have been identified as key ESG components.

Human Capital Management

Our mission-driven culture is supported by our focus on employee input and well-being. We believe collaboration and acting with respect is essential to reaching our goals, promoting a team-based approach, and building strong relationships with our customers, partners, communities, and one another. We support the growth and development of our employees through continual learning and career development opportunities. We offer internally developed training programs, customized corporate training engagements, educational reimbursement programs, and ongoing performance and development conversations. We recognize and reward our employees for their contributions, including granting equity to a majority of our employees, which gives them the opportunity to participate in our success. We promote the health and wellness of our employees by encouraging work-life balance, offering flexible work schedules, parental leave and an on-site gym, keeping the employee portion of health care premiums to a minimum, and sponsoring various wellness programs. In addition, each of our employees is expected to adhere to our Code of Business Conduct and Ethics and has avenues to report inappropriate behavior.

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Board of Directors and Corporate Governance

Access to Finance

Our flagship proprietary Lenders Protection Program (“LPP”) is a cloud-based automotive lending platform that facilitates automotive financing opportunities for underserved borrowers. LPP enables lenders to expand their lending guidelines to offer loans to borrowers with lower credit scores and supports the full transaction lifecycle, from the initial application process to advanced data analytics. Our LPP risk models use a proprietary score in assessing and pricing risk on automotive loan applications and combines credit bureau data and Fair Credit Reporting Act (“FCRA”) compliant alternative consumer data to assess risk more effectively and to determine the appropriate insurance premium for any given loan application. We seek to provide outstanding products and unsurpassed service to our customers and the consumers they serve in an effort to make the automotive loan space more competitive, which may result in more attractive loan terms that benefit the consumer.

Cybersecurity & Data Privacy

Our business necessitates the collection and storage of consumers’ personally identifiable information (“PII”). As such, cybersecurity and data privacy are a top concern for us. As a preventative measure, we implemented certain policies and procedures that guide our day-to-day operations:

•	Data Classification Guidelines

•	Data Retention and Archival Policy

•	Incident Response Plan

•	Cyber Security Incident Response Handling Guide

•	Employee Security Policy

•	Encryption Policy

•	Server and Workstation Hardening Policy

•	Monitoring and Intrusion Detection Policy

•	Patch Management Policy

In addition to internal audits, we conduct bi-annual penetration tests against our application through various third parties throughout the year to maintain our SOC II compliance. We also perform an annual evaluation of our alignment with the U.S. Commerce Department’s National Institute of Standards and Technology framework. Our employees are a key element of our cybersecurity and data privacy defenses. We administer mandatory and regular awareness programs for employees on cybersecurity. We require all new employees to complete security awareness training upon hire, and existing employees must complete security awareness training annually thereafter. We also conduct internal incident response tests, phishing campaigns, and other security-enhancing exercises throughout the year. Our PII Statement succinctly summarizes the measures we have put in place to mitigate the risk of PII exposure.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between our board of directors or compensation committee and the board of directors or compensation committee of any other entity, nor has any interlocking relationship existed in the past. None of the members of our compensation committee has at any time during the prior three years been one of our officers or employees.

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Board of Directors and Corporate Governance

Code of Business Conduct and Ethics

We are committed to the highest standards of integrity and ethics in the way we conduct our business. Our board of directors has adopted a code of ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our code of ethics is available on our website.

We intend to disclose future amendments to certain provisions of our code of ethics, or waivers of certain provisions as they relate to our directors and executive officers, at the same location on our website or in public filings.

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Director Compensation

On July 28, 2022, our board of directors amended and restated the Non-Employee Director Compensation Policy (as so amended and restated, the “Director Compensation Policy”). Our board of directors, upon the recommendation of the compensation committee in consultation with an independent outside consultant, Arthur J. Gallagher & Co. (“Gallagher”), adopted several changes to the Director Compensation Policy, including the following:

•	Increase annual retainer for the audit committee chair by $5,000 to $20,000;

•	Increase annual retainer for the compensation committee chair by $5,000 to $15,000;

•

Add annual retainers for committee members equal to $10,000 (in the case of an audit committee member), $7,500 (in the case of a compensation committee member) and $5,000 (in the case of a nominating and corporate governance committee member); and

•	Increase value of annual restricted stock unit award by $50,000 to $100,000.

The compensation committee recommended these changes following a review of the director compensation policies of a broad selection of public companies of similar size and industry as the Company. Our board of directors believes that these changes will allow it to attract and retain high-quality director candidates while ensuring that the interests of the board of directors and the Company’s stockholders are aligned.

The Director Compensation Policy is designed to enable the Company to attract and retain, on a long-term basis, high-caliber directors who are not employees or officers of the Company or its subsidiaries (“Outside Directors”). Members of the board of directors who are employed by or otherwise affiliated with any private equity firm or company that is an investor in the Company (“Investor Directors”), including the directors designed by Bregal Sagemount I, L.P. and Nebula, are not eligible to receive any cash retainers or other form of compensation in connection with their service on the board.

Cash Retainers

Under the Director Compensation Policy, Outside Directors (other than directors who serve on the board pursuant to the terms of an investor rights agreement, or Investor Directors) are eligible to receive cash retainers (which are pro-rated based on the number of actual days served by the director on the board of directors or applicable committee during such calendar quarter or year) as set forth below:

Annual Retainer for Board Membership
Annual service on the board of directors	$50,000
Additional Annual Retainers for Committee Chairs
Audit Committee Chair	$20,000
Compensation Committee Chair	$15,000
Nominating and Corporate Governance Committee Chair	$10,000
Additional Annual Retainers for Committee Members
Audit Committee	$10,000
Compensation Committee	$7,500
Nominating and Corporate Governance Committee	$5,000

In addition, in 2022 we paid a cash retainer of $50,000 to John Flynn for his service as Chairman and a cash retainer of $25,000 to Jessica Snyder for her service as Vice Chairman.

Committee chair retainers and committee member retainers are in addition to retainers for board membership.

18

Director Compensation

Initial Grants of Restricted Stock Units

In addition, the Director Compensation Policy provides for an initial, one-time restricted stock unit award (“Initial Award”), with a grant date value of $50,000 to each new Outside Director (other than an Investor Director) upon his or her election to the board, which will vest in full on the first anniversary of the date of grant. All vesting will cease if the director resigns from the board or otherwise ceases to serve as a director of the Company and the Initial Award will be forfeited. If a new Outside Director joins the board on a date other than the date of the Annual Meeting of Stockholders of the Company, then such Outside Director may be granted a pro-rata portion of the Initial Award based on the time between such Outside Director’s appointment and the next Annual Meeting (provided, that for any Outside Director who served on the board during the calendar year the Director Compensation Policy is adopted, no such proration will apply to the Initial Award). Grants will be made as soon as administratively practicable following such Outside Director’s appointment to the board.

Annual Grants of Restricted Stock Units

Following the Annual Meeting, each continuing Outside Director (other than an Investor Director), other than a director receiving an Initial Award, will receive an annual restricted stock unit award (“Annual Award”) with a grant date value of approximately $100,000, which will vest in full upon the earlier of (i) the first anniversary of the date of grant or (ii) the date of the next Annual Meeting. All vesting will cease if the director resigns from the board or otherwise ceases to serve as a director of the Company, unless the board determines that the circumstances warrant continuation of vesting. All outstanding equity awards held by an Outside Director will become fully vested and nonforfeitable upon a “sale event” (as defined in the 2020 Plan).

We reimburse for all reasonable out-of-pocket expenses incurred by non-employee members of our board of directors for their attendance at meetings of the board or any committee thereof.

The following table presents the total compensation for each person who served as a non-employee member of our board of directors during the year ended December 31, 2022. During the fiscal year ended December 31, 2022, Mr. Flynn, our Chairman and former Chief Executive Officer, retired as Chief Executive Officer and, upon his retirement, became a non-employee member of our board of directors and received compensation as a director. In addition, during the fiscal year ended December 31, 2022, Mr. Jessup, our former President and Chief Operating Officer, was a member of our board of directors, as well as an employee, and thus received no additional compensation for his service as a director. Messrs. Flynn’s and Jessup’s compensation for service as employees is presented in the section entitled “Summary Compensation Table.”

NAME	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS ($)(1)(2)(3)	TOTAL ($)
Adam H. Clammer	—	—	—
Eric A. Feldstein	$55,000	99,996	$154,996
John J. Flynn(4)	$75,000	99,998	$174,998
Blair J. Greenberg	—	—	—
Shubhi Rao	$58,750	99,996	$158,746
Jessica Snyder	$76,250	99,996	$176,246
Gene Yoon	—	—	—
William Heldfond	—	—	—

(1)

Amounts reported represent the aggregate grant date fair value of the restricted stock units granted during fiscal 2022 under our 2020 Plan as computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. For information regarding the assumptions used in determining the fair value of an award, please refer to Note 2 to the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2022. Such grant date fair values do not take into account any estimated forfeitures related to service-based vesting conditions. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the directors.

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Director Compensation

(2)

Notwithstanding the respective restricted stock unit vesting schedules, all the restricted stock units are subject to full accelerated vesting upon a “sale event” (as defined in our Director Compensation Policy).

(3)

As of December 31, 2022, Mr. Flynn held 13,495 restricted stock units, and each of our other Outside Directors other than Investor Directors held 9,569 restricted stock units. These restricted stock units will vest on the earlier of (a) the first anniversary of the grant date and (b) the Annual Meeting, subject to the director’s continued service through such date.

(4)

Amounts reported represent Mr. Flynn’s compensation as a non-employee director. See the section entitled “Summary Compensation Table” for a presentation of Mr. Flynn’s compensation for service as an employee of the Company.

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Proposal 1: Election of Three Class III Director Nominees

Our board of directors is divided into three classes, with one class standing for election each year. The members of each class are elected to serve a three-year term with the term of office of each class ending in successive years. John J. Flynn, Keith A. Jezek and Jessica Snyder are the directors whose terms expire at the Annual Meeting and each of them has been nominated for and has agreed to stand for re-election as a Class III director of the Company until the 2026 annual meeting and until his or her successor is duly elected and qualified. Our articles of incorporation provide that the size of our board of directors will be determined from time to time by resolution of our board of directors. The board of directors currently consists of nine members.

It is intended that, unless you give contrary instructions, shares represented by proxies solicited by the board of directors will be voted for the election of the director nominees listed below. Your proxy cannot be voted for a greater number of persons than the number of director nominees named in this proxy statement.

Information relating to the director nominee and each continuing director, including his or her period of service as a director of the Company, principal occupation and other biographical material is described in the section titled “Board of Directors and Corporate Governance.”

Voting Requirement to Approve Proposal

For Proposal 1, the three nominees receiving the plurality of votes properly cast will be elected as directors.

The board of directors unanimously recommends that you vote FOR each director nominee for Class III director: John J. Flynn, Keith A. Jezek and Jessica Snyder (Proposal 1 on your proxy card)

2023 Proxy Statement	21

Proposal 2: Ratification of the Selection of Independent Registered Public Accounting Firm

The firm of Ernst & Young LLP, independent registered public accounting firm, has been selected by the audit committee as auditors for the Company for the fiscal year ending December 31, 2023. Ernst & Young LLP has served as the independent registered public accounting firm for the Company since 2020. A representative of Ernst & Young LLP is expected to virtually attend the Annual Meeting with the opportunity to make a statement if he or she desires and to respond to appropriate questions.

The Company’s organizational documents do not require that the stockholders ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm. The Company requests such ratification as a matter of good corporate practice. The selection of Ernst & Young LLP as our independent registered public accounting firm will be ratified if the votes cast FOR exceed the votes cast AGAINST the proposal. Brokers, bankers and other nominees have discretionary voting power on this routine matter. Abstentions and broker non-votes will have no effect on the ratification. If the stockholders do not ratify the selection, the audit committee will reconsider whether to retain Ernst & Young LLP, but still may retain the firm. Even if the selection is ratified, the audit committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Independent Registered Public Accounting Firm Fees

The following is a summary and description of fees incurred by the Company for the fiscal years ended December 31, 2022 and 2021.

FEE CATEGORY	YEAR ENDED DECEMBER 31, 2022	YEAR ENDED DECEMBER 31, 2021(1)
Audit Fees(2)	$1,235,000	$1,460,000
Audit-Related Fees		—
Tax Fees	$305,870	$516,671
All Other Fees		—

Total	$1,540,870	$1,976,671

(1)	Fees paid to Ernst & Young LLP.
(2)	“Audit Fees” consist of fees for the audit of our annual consolidated financial statements and registration statement on Form S-1.

Pre-Approval Policies and Procedures

The Company’s audit committee has adopted procedures requiring the pre-approval of all non-audit services performed by the Company’s independent registered public accounting firm in order to assure that these services do not impair the auditor’s independence. These procedures generally approve the performance of specific services subject to a cost limit for all such services. This general approval is to be reviewed, and if necessary modified, at least annually. Management must obtain the specific prior approval of the audit committee for each engagement of the independent registered public accounting firm to perform other audit-related or other non-audit services. The audit committee does not delegate its responsibility to approve services performed by the independent registered public accounting firm to any member of management.

22

Proposal 2: Ratification of the Selection of Independent Registered Public Accounting Firm

The standard applied by the audit committee in determining whether to grant approval of any type of non-audit service, or of any specific engagement to perform a non-audit service, is whether the services to be performed, the compensation to be paid for such services and other related factors are consistent with the independent registered public accounting firm’s independence under guidelines of the SEC and applicable professional standards. Relevant considerations include whether the work product is likely to be subject to, or implicated in, audit procedures during the audit of our financial statements, whether the independent registered public accounting firm would be functioning in the role of management or in an advocacy role, whether the independent registered public accounting firm’s performance of the service would enhance our ability to manage or control risk or improve audit quality, whether such performance would increase efficiency because of the independent registered public accounting firm’s familiarity with our business, personnel, culture, systems, risk profile and other factors, and whether the amount of fees involved, or the non-audit services portion of the total fees payable to the independent registered public accounting firm in the period would tend to reduce the independent registered public accounting firm’s ability to exercise independent judgment in performing the audit.

Voting Requirement to Approve Proposal

For Proposal 2, a majority of the votes properly cast is required to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The board of directors unanimously recommends that you vote FOR the ratification of the selection of Ernst & Young LLP as the company’s independent registered public accounting firm (Proposal 2 on your proxy card)

2023 Proxy Statement	23

Proposal 3: Advisory Vote Approving the Compensation of our Named Executive Officers

In accordance with SEC rules, we are seeking an advisory vote from our stockholders to approve, on a nonbinding basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion. While the results of the vote are nonbinding and advisory in nature, our board of directors intends to consider carefully the results of this vote.

The board of directors is presenting this proposal, which gives stockholders the opportunity to endorse or not endorse our executive compensation program, on an advisory basis, by voting on the following resolution:

“RESOLVED, that the compensation paid to Open Lending’s named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the accompanying compensation tables and the related narrative discussion, is hereby APPROVED.”

As described in the Compensation Discussion and Analysis section of this proxy statement, our executive compensation programs and underlying principles, as developed and administered by the compensation committee, are designed to compensate our executives on the basis of the success of their efforts, through a combination of base salary and variable incentive compensation dependent on the Company’s performance as well as the performance of each individual. Compensation levels should reflect competitive market practice and also be internally aligned. Our incentive programs are structured so that payments are not earned if minimum performance thresholds are not achieved, and above-market compensation is earned only if warranted by exceptional Company and individual performance.

In considering your vote, you may wish to review with care the information on our compensation policies and decisions regarding the named executive officers presented in the Compensation Discussion and Analysis starting on page 28.

Voting Requirement to Approve Proposal

For Proposal 3, a majority of the votes properly cast is required to approve the advisory vote on the compensation of our named executive officers.

However, because this is an advisory vote and therefore not binding on our board of directors or the Company, the vote on this proposal will not affect any compensation already paid or awarded to any named executive officer and will not overrule any decisions made by our board of directors or the compensation committee. The results of the vote will not be construed to create or imply any change or addition to the fiduciary duties of our board of directors. Even so, our board of directors and the compensation committee highly value our stockholders’ opinions and will consider the results of this advisory vote when making future executive compensation decisions.

The board of directors unanimously recommends that you vote “FOR” the approval of the compensation of our named executive officers (Proposal 3 on your proxy card)

24

Audit Committee Report

Report of the Audit Committee of the Board of Directors

This report is submitted by the audit committee of the board of directors of the Company. The audit committee currently consists of the three directors whose names appear below. None of the members of the audit committee is an officer or employee of the Company, and the board has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined under Rule 10A-3 of the Exchange Act and the applicable Nasdaq rules. In addition, each member of the audit committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. The Board has designated Ms. Snyder as an “audit committee financial expert,” as defined under the applicable rules of the SEC. The audit committee operates under a written charter adopted by the board of directors.

The audit committee’s general role is to assist the board in monitoring our financial reporting process and related matters. Its specific responsibilities are set forth in its charter.

The audit committee has reviewed the Company’s financial statements for the fiscal year ended December 31, 2022 and met with management, as well as with representatives of Ernst & Young LLP, the Company’s independent registered public accounting firm, to discuss the consolidated financial statements. The audit committee also discussed with members of Ernst & Young LLP the matters required to be discussed under applicable Public Company Accounting Oversight Board (“PCAOB”) and SEC standards.

In addition, the audit committee received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence and discussed with members of Ernst & Young LLP its independence.

Based on these discussions, the financial statement review and other matters it deemed relevant, the audit committee recommended to the board that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2022 be included in its Annual Report on Form 10-K for the year ended December 31, 2022.

The information contained in this audit committee report shall not be deemed to be “soliciting material,” “filed” or incorporated by reference into any past or future filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that the Company specifically incorporates it by reference.

Respectfully submitted by the
Audit Committee,

Jessica Snyder, Chair Eric A. Feldstein Shubhi Rao

2023 Proxy Statement	25

Executive Officers

The following table sets forth information regarding our executive officers, as of April 13, 2023:

NAME	AGE	POSITION
Keith A. Jezek(1)	59	Chief Executive Officer and Class III Director
Charles D. Jehl	54	Chief Financial Officer
Cecilia Camarillo	55	Chief Accounting Officer
Simona Fillarini	50	Chief Human Resources Officer
Sarah Lackey	40	Chief Technology Officer
Thinh Nguyen	45	Chief Information Officer
Matthew R. Roe	40	Chief Revenue Officer
Matthew S. Stark	50	General Counsel and Corporate Secretary

(1)	Mr. Jezek is also a director of the Company, and his biographical information appears on page 8.

Executive Officers

Charles D. Jehl has served as the Chief Financial Officer of Open Lending since August 2020. Prior to his appointment, Mr. Jehl served as a consultant to the Company since April 2020. From 2015 through 2019, Mr. Jehl served as Chief Financial Officer and Treasurer of Forestar Group Inc., NYSE-listed company (“Forestar Group”). Prior to that, Mr. Jehl served in other executive positions with Forestar Group, including as Chief Accounting Officer from 2005 to 2013. Mr. Jehl is a Certified Public Accountant licensed in the state of Texas and a member of the American Institute of Certified Public Accountants and the Texas Society of Certified Public Accountants. He holds a Bachelor of Arts degree in Accounting from Concordia University at Austin.

Cecilia Camarillo has served as the Chief Accounting Officer of Open Lending since August 2021. Prior to her appointment, Ms. Camarillo spent seven years from August 2013 to February 2021 at Parsley Energy Inc. (“Parsley”), a NYSE-listed company, in leadership roles including Controller and Senior Vice President of Accounting. Prior to Parsley, Ms. Camarillo served as Director of Tax for Concho Resources Inc., a NYSE-listed company. Ms. Camarillo is a Certified Public Accountant licensed in the state of Texas and holds a B.B.A. in Accounting from West Texas A&M University.

Simona Fillarini has served as the Chief Human Resources Officer of Open Lending since October 2022. Prior to her appointment, Ms. Fillarini spent four years from 2018 to October 2022 as Chief Human Resources Officer of ThoughtTrace. Prior to that, Ms. Fillarini spent two years from 2016 to 2018 as Head of Human Resources of QuVa Pharma, Inc. She holds a Bachelor of Science in Business Administration and Management from Arizona State University.

Sarah Lackey has served as the Chief Technology Officer since August 2020. Prior to her appointment as Chief Technology Officer, Ms. Lackey served as the Company’s Senior Vice President of IT Operations from November 2019 to August 2020, and in various other roles in the Company’s technology department from 2016. Prior to Open Lending, Ms. Lackey served as Vice President and co-owner of SJB Industries DBA Bates Painting. Previously, she spent over 10 years at Hewlett-Packard in software engineering. She holds a bachelor’s degree in Computer Science from Texas A&M University.

Thinh Nguyen has served as the Chief Information Officer of Open Lending since November 2022. Prior to his appointment, Mr. Nguyen was the Chief Information Officer of Amerifirst Home Mortgage from April 2021 to November 2022. Previously, Mr. Nguyen served as the CIO of Servicing Technology for Flagstar Bank from April 2019 to April 2021. Mr. Nguyen holds a Bachelor of Science degree in Management Information Systems from the University of Texas at Arlington and an M.B.A. from Southern Methodist University’s Cox School of Business.

26

Executive Officers

Matthew R. Roe has served as the Chief Revenue Officer of Open Lending since October 2019. Mr. Roe has been with Open Lending since 2007 and has worked in a variety of roles across the marketing, implementation, operations, finance and IT systems divisions, including as Marketing Manager from September 2010 to April 2016, National Accounts Manager from January 2013 to December 2016, Regional Vice President of Sales from April 2016 to October 2017 and Senior Vice President from October 2017 to October 2019. Mr. Roe has more than ten years of experience working with the Open Lending’s marketing, account management, sales and product teams. Mr. Roe holds a Bachelor of Arts degree from Texas State University.

Matthew S. Stark has served as the General Counsel and Corporate Secretary of Open Lending since January 2021. Prior to his appointment, Mr. Stark served as General Counsel and Senior Vice President of Forestar Group Inc., a NYSE-listed company, from October 2015 to January 2021. Prior to that, Mr. Stark served as the Assistant General Counsel of David Weekley Homes from November 2013 to October 2015 and as the Senior Regional Counsel of KB Home, a publicly traded national homebuilder, from March 2006 to November 2013. Mr. Stark holds a B.A. in History from the University of Utah and a J.D. from the University of Texas School of Law.

2023 Proxy Statement	27

Executive Compensation

Compensation Discussion and Analysis

Overview

This Compensation Discussion and Analysis (CD&A) describes our executive compensation philosophy and the material components of the executive compensation program offered to our Named Executive Officers (NEOs) for 2022.

Our Named Executive Officers for 2022 consist of the following persons:

•	Keith A. Jezek, our Chief Executive Officer;

•	Charles D. Jehl, our Chief Financial Officer;

•	Cecilia Camarillo, our Chief Accounting Officer;

•	Matthew R. Roe, our Chief Revenue Officer;

•	Matthew S. Stark, our General Counsel and Corporate Secretary;

•	John J. Flynn, our former Chief Executive Officer; and

•	Ross M. Jessup, our former President and Chief Operating Officer.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt could vary significantly from our historical practices and currently planned programs summarized in this discussion.

Leadership Changes

John J. Flynn retired from his position as Chief Effective Officer, effective October 6, 2022. In connection with Mr. Flynn’s retirement, we entered into a Transition Services Agreement with Mr. Flynn on October 6, 2022. The terms of the Transition Services Agreement are described below under “Separation Arrangements with Former Executive Officers.”

Ross M. Jessup retired from his positions as President and Chief Operating Officer, effective October 5, 2022. Mr. Jessup also stepped down from the board, effective October 5, 2022. In connection with Mr. Jessup’s retirement, we entered into an Advisory and Consulting Services Agreement with Mr. Jessup on October 17, 2022. The terms of the Advisory and Consulting Services Agreement are described below under “Separation Arrangements with Former Executive Officers.”

Keith A. Jezek was appointed to serve as Chief Executive Officer, effective October 7, 2022. Mr. Jezek was also appointed, effective as of October 6, 2022, to serve as a Class III director of the board, with a term expiring at the Company’s annual meeting of stockholders in 2023.

Simona Fillarini was appointed to serve as Chief Human Resources Officer, effective October 24, 2022.

Thinh Nguyen was appointed to serve as Chief Information Officer, effective November 7, 2022.

Compensation Philosophy and Objectives of our Compensation Program

Our philosophy is to compensate our executives on the basis of the success of their efforts, through a combination of base salary and variable incentive compensation dependent on the Company’s performance as well as the performance of each individual. Compensation levels should reflect competitive market practice and also be internally aligned. Our incentive programs are structured so that payments are not earned if minimum performance thresholds are not achieved, and above-market compensation is earned only if warranted by exceptional Company and individual performance.

28

Executive Compensation

Our executive compensation program is guided by the following principles, which are intended to support the Company’s pay-for-performance philosophy:

•	Total compensation programs should be designed to strengthen the relationship between pay and performance, with a resulting emphasis on variable, rather than fixed, forms of compensation.

•

Compensation should generally increase with position and responsibility. Total compensation should be higher for individuals with greater responsibility and greater ability to influence the Company’s results.

•	Total compensation opportunities should be in line with companies of similar size, industry and complexity.

•	Management should focus on the long-term interests of stockholders.

•	Incentive programs should not encourage excessive risk taking.

The executive compensation program is designed to:

•	Attract and retain individuals who have the skills, attributes and experience we believe are critical for the long-term success of our Company;

•	Motivate executives by linking compensation to the achievement of corporate goals that we believe best align with long-term shareholder value creation; and

•	Consistently recognize and reward superior performers through a compensation program that provides a combination of annual cash awards and stock grants.

How We Determine Compensation

The compensation committee of the board of directors, composed entirely of independent directors, is responsible for reviewing and recommending to the board the annual compensation program and policies for the NEOs, including the CEO. In addition, the compensation committee is responsible for evaluating the performance of the NEOs on an annual basis and recommending to the board the NEOs’ compensation levels, structure and mix of pay. Working with the compensation committee, the board is also responsible for approving executive compensation policies and plans including annual bonus, stock and benefit plans.

In determining the compensation program design and compensation levels, the compensation committee relies on information provided by management as well as an independent outside consultant, Arthur J. Gallagher & Co. (“Gallagher”). Management’s role is to ensure that the Company’s compensation programs and policies reflect the Company’s strategic and operational goals and to provide insight on Company and individual performance. Members of management, including the CEO, the Chief Human Resources Officer and the General Counsel and Corporate Secretary, frequently attend compensation committee meetings to report on various compensation-related matters.

Gallagher has been retained by the compensation committee to provide guidance and assistance with the decision-making process as it relates to executive compensation. The compensation committee assessed the independence of Gallagher in accordance with the Nasdaq Rules and applicable SEC regulations and concluded that Gallagher’s work does not raise any conflict of interest. Gallagher’s primary responsibilities in 2022 were to conduct compensation benchmarking analyses, including peer group development, for (1) the CEO and executive officers, including the NEOs, and (2) the independent members of the board. Gallagher also provided advice on the compensation packages for executives hired in 2022 as well as the restricted stock unit awards to NEOs for 2022.

Targeted Compensation Levels

The total direct compensation opportunities (i.e., base salary, annual incentives and long-term incentives) offered to our named executive officers were designed to be competitive with market practices, to support our executive recruitment and retention objectives, and to be internally equitable among executives. Total compensation opportunity is targeted generally to the 50th percentile of the market, but actual pay may vary above or below target levels based on Company and individual performance relative to the goals set forth in our short- and long-term incentive plans.

2023 Proxy Statement	29

Executive Compensation

In determining total compensation opportunities, the compensation committee considers:

•	Competitive compensation information and input provided by Gallagher;

•	The Board’s performance evaluation of the CEO; and

•	The CEO’s performance review and recommendation for each of the other NEOs.

Competitive Benchmarking

The compensation committee compares total compensation opportunities to competitive benchmarks when setting pay levels for the NEOs. The compensation committee had Gallagher conduct a current benchmarking analysis in 2022 that informed compensation decisions for 2022 and will inform compensation decisions for 2023. In conjunction with this benchmark analysis, Gallagher performed a competitive total compensation market analysis based on data obtained from a peer group of publicly traded companies. This peer group consists of 24 companies of similar size, industry and operational profile as the Company. The companies included in our 2022 peer group are listed below:

Affirm Holdings, Inc.	AvidXchange Holdings, Inc.	BM Technologies, Inc.	Cardlytics, Inc.

Clearwater Analytics Holdings, Inc.	Dave Inc.	Enova International, Inc.	Intapp, Inc.

Katapult Holdings, Inc.	LendingClub Corporation	LendingTree, Inc.	MeridianLink, Inc.

Mitek Systems, Inc.	MoneyLion Inc.	nCino, Inc.	Newtek Business Services Corp.

OppFi Inc.	Payoneer Global Inc.	PROS Holdings, Inc.	Q2 Holdings, Inc.

Repay Holdings Corporation	SoFi Technologies, Inc.	Upstart Holdings, Inc.	World Acceptance Corporation

Elements of Compensation

In 2022, the principal elements of our executive compensation program were base salary, annual cash bonuses and long-term incentives in the form of time- and performance-based restricted stock units (RSUs).

Base Salaries

Each of our NEOs receives a base salary, which has been established by our board and/or senior management, taking into account each individual’s role, responsibilities, skills, and experience. Base salaries for our NEOs are reviewed annually by our compensation committee and our board and are adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience.

Base salaries for our NEOs for 2022 and 2021 were as shown below:

NAME	2022 BASE SALARY	2021 BASE SALARY	PERCENTAGE INCREASE
Keith A. Jezek	$550,000	N/A	N/A
Charles D. Jehl	$405,000	$375,000	8.0%
Cecilia Camarillo	$275,000	$275,000	0.0%
Matthew R. Roe	$300,000	$275,000	9.1%
Matthew S. Stark	$295,000	$275,000	7.3%
John J. Flynn	$540,000	$500,000	8.0%
Ross M. Jessup	$540,000	$500,000	8.0%

30

Executive Compensation

Annual Cash Bonuses

In November 2020, we adopted a Senior Executive Cash Incentive Bonus Plan (the “Bonus Plan”), in which Messrs. Jehl, Flynn and Jessup were participants during 2022. Each of these executives was eligible to earn an annual cash incentive bonus based on Company and individual achievement of performance targets established by the board, in its discretion. The performance targets can relate to financial and operational measures or objectives with respect to our Company, referred to as corporate performance goals, as well as individual performance objectives. Each executive officer who was selected to participate in the Bonus Plan had a target bonus opportunity set for each performance period. The bonus formula for the respective performance period, including the performance goals and corresponding payout levels, are approved by the board and communicated to each executive officer.

For 2022, each of Messrs. Jehl, Flynn and Jessup were eligible to earn a target bonus amount, which reflects a percentage of their annual base salaries, as shown in the table below. These target bonuses were unchanged from 2021. These target award amounts may be increased or decreased based on performance, with threshold and maximum opportunities equal to 75% and 125% of target, respectively.

NAME	TARGET BONUS (% OF SALARY)	TARGET BONUS
Charles D. Jehl	80%	$324,000
John J. Flynn	80%	$432,000
Ross M. Jessup	80%	$432,000

The corporate performance goals are measured at the end of the performance period after our financial reports have been published or such other appropriate time as the compensation committee determines. If the corporate performance goals and individual performance objectives are met, payments will be made as soon as practicable following the end of the performance period, but not later than March 15 after the end of the fiscal year in which such performance period ends. Subject to the rights contained in any agreement between the executive officer and the Company, an executive officer must be in a service relationship with us on the bonus payment date to be eligible to receive the bonus payment.

With respect to fiscal year ended December 31, 2022, 85% of the target bonus for Messrs. Jehl, Flynn and Jessup was based on achievement of four quantitative Company goals and the remaining 15% of the target bonus was based on achievement of individual goals established for and agreed to by the applicable executive. The table below provides the specific quantitative metrics, goals and actual results:

PERFORMANCE METRIC	WEIGHT	THRESHOLD (75% PAYOUT)	TARGET (100% PAYOUT)	MAXIMUM (125% PAYOUT)	ACTUAL RESULT	ACTUAL ATTAINMENT[1]
Certified Loans	10%	197,452	206,036	255,679	165,211	0%
Revenue ($ in millions)	25%	$248.1	$253.4	$269.3	$179.6	0%
Adjusted EBITDA ($ in millions)	25%	$152.5	$155.1	$193.8	$105.7	0%
Cash EBITDA ($ in millions)	25%	$152.5	$155.1	$193.8	$142.6	0%

Total	85%					0%

(1)	Reflects percent of target attained with respect to each performance metric.

These performance metrics were selected by the compensation committee as they are key measures used by the board to monitor the Company’s financial performance and also reflect a strategy of building sustainable long-term growth of the Company. Furthermore, the compensation committee designed these performance metrics to align executive compensation with the Company’s publicly stated guidance targets.

2023 Proxy Statement	31

Executive Compensation

For the fiscal year ended December 31, 2022, Messrs. Jehl, Flynn and Jessup each had individual (qualitative) goals weighted in the aggregate at 15% for each executive involving various strategic and operational priorities such as expanding the Company’s product suite, formalizing and effectuating a succession plan, signing one or more captive finance companies of an original equipment manufacturer and building a strategic plan and operating model for the Company. For the individual portion of the Bonus Plan, Messrs. Jehl, Flynn and Jessup achieved 0% of their respective totals because they did not fully achieve the agreed upon goals.

After consideration of the corporate and individual performance goals described above, there were no bonus payouts for Messrs. Jehl and Flynn in 2022. Pursuant to the terms of the Jessup Employment Agreement (as defined below), Mr. Jessup was not eligible to receive a bonus under the Bonus Plan due to his retirement from the Company on October 6, 2022. In addition, pursuant to the terms of the Jezek Employment Agreement (as defined below), Mr. Jezek was not eligible to receive a bonus under the Bonus Plan in 2022.

In 2022, each of Ms. Camarillo and Messrs. Roe and Stark was eligible to earn an annual cash bonus at the discretion of members of our senior management. These annual cash bonuses provide a reward for performance during 2022. These annual cash bonuses are determined in varying degrees based on our Company’s overall performance, the executive’s individual performance and performance of an executive’s department. In 2022, senior management awarded annual cash bonus payouts to Ms. Camarillo and Messrs. Roe and Stark of $175,000, $160,000 and $175,000, respectively. For 2023, we expect that all of our Company’s executive officers, including the NEOs, will be participants in the Bonus Plan.

The bonuses paid to each NEO for the fiscal year ended December 31, 2022 are set forth in the Summary Compensation Table in either the “Non-Equity Incentive Plan Compensation” column for Messrs. Jezek and Jehl, participants in the Bonus Plan for 2022, or the “Bonus” column for Ms. Camarillo and Messrs. Roe and Stark.

The board also has the ability to grant additional discretionary bonuses to our NEOs on a case-by-case basis. However, no discretionary bonuses were awarded in 2022.

Equity Compensation

Equity-based compensation is an integral part of our overall compensation program. Providing our executive officers with the opportunity to create significant wealth through stock ownership is a powerful tool to attract and retain highly qualified executives, achieve strong long-term stock price performance, align our executives’ interests with those of our stockholders and provide a means to build real ownership in the Company.

In the second quarter of 2022, the board approved LTI awards for Messrs. Jehl, Flynn and Jessup, consisting of time-based RSUs (40%) and performance-based RSUs (60%). In addition, in the first and fourth quarters of 2022, the board approved LTI awards for Ms. Camarillo and Messrs. Jezek, Jehl, Roe and Stark, consisting solely of time-based RSUs.

The total targeted value of the LTI awards and the number of shares granted to each executive are shown in the table below.

		TIME-BASED RSUS		PERFORMANCE-BASED RSUS
NAME	TARGETED TOTAL AWARD VALUE	TARGETED AWARD VALUE	# OF SHARES	TARGETED AWARD VALUE	# OF SHARES
Keith A. Jezek(1)	$6,113,250	$6,113,250	825,000	$0	0
Charles D. Jehl(2)	$3,749,965	$3,299,980	457,859	$449,985	27,932
Cecilia Camarillo(3)	$557,475	$557,475	45,177	$0	0
Matthew R. Roe(4)	$412,489	$412,489	18,341	$0	0
Matthew S. Stark(5)	$857,476	$857,476	89,101	$0	0
John J. Flynn(6)	$1,749,981	$699,996	43,451	$1,049,985	65,176
Ross M. Jessup(7)	$1,249,975	$499,990	31,036	$749,985	46,554

32

Executive Compensation

(1)	Mr. Jezek’s time-based RSUs were granted on October 7, 2022 pursuant to the Jezek Employment Agreement.
(2)	Mr. Jehl’s performance-based RSUs and 18,621 of Mr. Jehl’s time-based RSUs were granted on April 12, 2022. The remaining time-based RSUs were granted on October 19, 2022.
(3)	15,895 of Ms. Camarillo’s time-based RSUs were granted on January 4, 2022, and the remaining time-based RSUs were granted on October 19, 2022.
(4)	Mr. Roe’s time-based RSUs were granted on January 4, 2022.
(5)	15,895 of Mr. Stark’s time-based RSUs were granted on January 4, 2022, and the remaining time-based RSUs were granted on October 19, 2022.
(6)

Mr. Flynn’s time-based RSUs and performance-based RSUs were granted on April 12, 2022. The amount shown does not include the time-based RSUs granted to Mr. Flynn in his capacity as a non-employee director. See “Director Compensation.”

(7)	Mr. Jessup’s time-based RSUs and performance-based RSUs were granted on April 12, 2022. Mr. Jessup forfeited these RSUs upon his retirement from the Company.

The time-based RSUs granted in 2022 vest based on continued employment over a four-year period. With respect to Mr. Jezek’s sign-on award, the first 25% of the award vests on the first anniversary of the grant date with the remainder of the award vesting in equal monthly installments until October 7, 2026. With respect to the remaining time-based RSUs granted to the other NEOs, the first 25% of the award vests on the first anniversary of the grant date with the remainder of the award vesting in three equal annual installments.

The performance-based RSUs granted in 2022 are subject to continued employment as well as the satisfaction of performance goals. For this award, the performance goals are revenue and cash EBITDA, each measured on a cumulative basis over the three-year performance period from January 1, 2022 through December 31, 2024. The two goals are equally weighted at 50% each. If the Company achieves less than the threshold level of performance for a performance metric, 0% of the RSUs subject to such performance metric will be earned for the performance period. If the Company achieves 100% of the threshold performance for a performance metric, 50% of the RSUs subject to such performance metric shall be earned for the performance period. If the Company achieves 100% or more of target performance for a performance metric, 100% of the RSUs subject to such performance metric shall be earned for the performance period. For Company performance exceeding threshold performance but less than target performance for a performance metric, the number of RSUs that will be earned for such performance period will be determined by straight line interpolation between threshold and target performance levels. In no event will the number of RSUs earned with respect to any performance metric exceed the target level.

Other Benefit Plans and Perquisites

401(k) Plan

We maintain a retirement savings plan, or 401(k) plan, that provides eligible U.S. employees, including each of our executive officers, with an opportunity to save for retirement on a tax advantaged basis. Under the 401(k) Plan, eligible employees may defer eligible compensation subject to applicable annual contribution limits imposed by the Code. Our employees’ pre-tax contributions are allocated to each participant’s individual account and participants are immediately and fully vested in their contributions. Under the provisions of the 401(k) Plan, we make a safe harbor nonelective contribution equal to 3% of each participant’s compensation and may make discretionary matching contributions, as well as profit sharing contributions, as determined by management in its discretion.

Pension Benefits

We do not maintain any pension benefit or retirement plans other than the 401(k) Plan.

Nonqualified Deferred Compensation

We do not maintain any nonqualified deferred compensation plan.

Perquisites

In 2022, we paid country club dues on behalf of Messrs. Flynn and Jessup. In addition, we paid certain expenses related to personal air travel on behalf of Messrs. Roe and Flynn. The value of these perquisites is disclosed in the Summary Compensation Table in the “All Other Compensation” column.

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Employee Benefit Plans

Our named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, group life and accidental death and dismemberment insurance plans, in each case, on the same basis as all of our other employees.

Incentive Plan for Non-Commissioned Staff

In 2022, each of the named executive officers participated in the Company’s incentive plan for non-commissioned staff. The incentive plan for non-commissioned staff provides a monthly cash commission based on the attainment of pre-determined metrics related to the total number of certified loans in that month as compared to budget. No commissions are earned under the plan to the extent that the targeted threshold for that month is not attained. To the extent the applicable metrics were attained, monthly commissions under the plan for each of the named executive officers except for Mr. Roe ranged from 0.25% to 0.75% of annual salary.

In 2022, Mr. Roe received monthly cash commissions equal to 2% of commissionable program fees.

Employment Agreements

We have entered into employment agreements with Messrs. Jezek and Jehl, and we had employment agreements with Messrs. Flynn and Jessup prior to their retirement. These agreements provide for “at-will” employment and generally include the executive’s initial base salary, initial target bonus opportunity, and an initial equity award. See the specific details for each executive below.

These employment agreements also provide for payments upon a qualifying termination of employment, including in connection with a change in control of our Company. We believe that entering into these arrangements will provide executives with increased security in the event of a change in control and enable them to maintain continued focus and dedication to their responsibilities, which will help maximize stockholder value. For a summary of the material terms and conditions of these agreements as it relates to severance upon termination, please see “Potential Payments Upon a Termination or Change in Control.”

Employment Agreement with Mr. Jezek

The Company entered into an employment agreement with Keith A. Jezek, or the Jezek Employment Agreement, effective as of October 7, 2022, in which Mr. Jezek will serve as the Chief Executive Officer of the Company. Mr. Jezek will have an initial base salary of $550,000 per year, subject to periodic review and adjustment by the board of directors. Starting in 2023, Mr. Jezek will be eligible to receive cash incentive compensation with a target value of 100% of Mr. Jezek’s salary, as determined by our board of directors and the compensation committee, subject to the terms of any applicable incentive compensation plan that may be in effect from time to time. Pursuant to the Jezek Employment Agreement, Mr. Jezek received an initial grant of 825,000 restricted stock units on October 7, 2022. This grant will vest over four years beginning on October 7, 2022 and shall be fully vested no later than October 7, 2026. Starting in 2023, Mr. Jezek will be eligible to receive annual grants of restricted stock units with a target value of $4,000,000 (comprised of 40% time-based restricted stock units and 60% performance-based restricted stock units), as determined by our board of directors and the compensation committee, subject to the terms of any applicable incentive compensation plan that may be in effect from time to time.

Employment Agreement with Mr. Jehl

The Company entered into an employment agreement with Charles D. Jehl, or, as amended, the Jehl Employment Agreement, effective as of August 28, 2020, in which Mr. Jehl will serve as the Chief Financial Officer and Treasurer of the Company. Mr. Jehl had an initial base salary of $375,000 per year, subject to periodic review and adjustment by the board of directors. Mr. Jehl will be eligible to receive cash incentive compensation as determined by our board of directors and the compensation committee, subject to the terms of any applicable incentive compensation plan that

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may be in effect from time to time. Pursuant to the First Amendment to the Jehl Employment Agreement, effective November 5, 2020, Mr. Jehl received a grant of 16,534 restricted stock units on November 5, 2020, or the Jehl Time-Based Grant. The Jehl Time-Based Grant will vest over three years and nine months beginning November 5, 2020 and shall be fully vested no later than August 5, 2024.

Employment Agreement with Mr. Flynn

The Company entered into an employment agreement with John J. Flynn, or, as amended, the Flynn Employment Agreement, effective as of August 28, 2020, in which Mr. Flynn would serve as the Chairman and Chief Executive Officer of the Company. Mr. Flynn will have an initial base salary of $500,000 per year, subject to periodic review and adjustment by the board of directors. Commencing in the fiscal year 2021, Mr. Flynn is eligible to receive cash incentive compensation as determined by the board of directors and the compensation committee, subject to the terms of any applicable incentive compensation plan that may be in effect from time to time. Pursuant to the First Amendment to the Flynn Employment Agreement, effective November 5, 2020, Mr. Flynn received a grant of 38,580 restricted stock units on November 5, 2020, or the Flynn Time-Based Grant. The Flynn Time-Based Grant will vest over three years and nine months from November 5, 2020 and shall be fully vested no later than August 5, 2024.

On October 6, 2022, the Company announced that Mr. Flynn retired from his position as Chief Executive Officer, and we entered into the Transition Services Agreement with Mr. Flynn. See “Separation Arrangements with Former Executive Officers-Transition Services Agreement with Mr. Flynn.”

Employment Agreement with Mr. Jessup

The Company entered into an employment agreement with Ross M. Jessup, or, as amended, the Jessup Employment Agreement, effective as of August 28, 2020, in which Mr. Jessup will serve as the President and Chief Operating Officer of the Company. Mr. Jessup will have an initial base salary of $500,000 per year, subject to periodic review and adjustment by the board of directors. Commencing in the fiscal year 2021, Mr. Jessup is eligible to receive cash incentive compensation as determined by the board of directors and the compensation committee, subject to the terms of any applicable incentive compensation plan that may be in effect from time to time. Pursuant to the First Amendment to the Jessup Employment Agreement, effective November 5, 2020, Mr. Jessup received a grant of 27,557 restricted stock units on November 5, 2020, or the Jessup Time-Based Grant. The Jessup Time-Based Grant will vest over three years and nine months beginning November 5, 2020 and shall be fully vested no later than August 5, 2024.

On October 6, 2022, the Company announced that Mr. Jessup retired from his position as President and Chief Operating Officer.

Other Factors Affecting Executive Compensation

Compensation Risk Assessment

We believe that our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

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Tax Deductibility of Executive Compensation

Internal Revenue Code Section 162(m) prevents publicly traded companies from receiving a tax deduction on certain compensation in excess of $1 million paid to each covered executive officer in any taxable year. Until 2018, compensation that was “performance-based” under the Internal Revenue Code’s definition was exempt from this limit. On December 22, 2017, the Tax Cuts and Jobs Act was signed into law, and one of its provisions eliminated the “performance-based” exception for deducting compensation in excess of $1 million under Section 162(m).

While the compensation committee recognizes the non-deductibility provisions of Code Section 162(m), the compensation committee believes that stockholder interests are best served by not restricting the committee’s discretion and flexibility in structuring compensation programs, even though such programs may result in non-deductible compensation expenses.

Clawback of Performance-Based Awards

In 2022, the SEC adopted final rules implementing the incentive-based compensation recovery provisions of the Dodd-Frank Act. The Company intends to adopt a new clawback policy in compliance with the new requirements once the Nasdaq listing standards are effective.

Compensation Committee Report

The compensation committee of the board of directors has reviewed and discussed with management the Compensation Discussion and Analysis set forth above, as required by Item 402(b) of Regulation S-K, and, based on such review and discussion, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement for incorporation by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Respectfully submitted by the

Compensation Committee,

Blair Greenberg, Chair

Adam Clammer

Shubhi Rao

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Executive Compensation Tables

The following table presents information regarding the compensation awarded to, earned by, or paid to our named executive officers for services rendered to us, in all capacities, during the fiscal years ended December 31, 2022, 2021 and 2020, as applicable.

Summary Compensation Table

NAME	YEAR	SALARY(1)	BONUS(2)	STOCK AWARDS(3)	NON-EQUITY INCENTIVE PLAN COMPENSATION(4)	ALL OTHER COMPENSATION(5)	TOTAL
Keith A. Jezek Chief Executive Officer	2022	$137,983	$0	$6,113,250	$0	$400,000	$6,651,233
Charles D. Jehl Chief Financial Officer	2022	$454,661	$0	$3,749,964	$0	$9,150	$4,213,775
	2021	$416,820	$0	$6,350,430	$347,832	$8,700	$7,123,782
	2020	$136,430	$125,000	$616,198	$427,245	$142,101	$1,446,974
Cecilia Camarillo Chief Accounting Officer	2022	$291,580	$175,000	$557,475	$0	$9,150	$1,033,205
Matthew R. Roe Chief Revenue Officer	2022	$553,365	$160,000	$412,489	$0	$9,693	$1,135,547
Matthew S. Stark General Counsel and Corporate Secretary	2022	$312,703	$175,000	$857,476	$0	$9,150	$1,354,329
John J. Flynn Former Chief Executive Officer	2022	$463,473	$0	$1,749,981	$0	$177,379	$2,390,833
	2021	$555,760	$0	$1,290,115	$433,776	$19,850	$2,299,501
	2020	$417,670	$2,325,966	$1,087,956	$532,159	$34,273	$4,398,024
Ross M. Jessup Former President and Chief Operating Officer	2022	$461,396	$0	$1,249,975	$0	$169,016	$1,880,387
	2021	$555,760	$0	$921,540	$433,776	$16,045	$1,927,121
	2020	$417,670	$2,288,466	$777,107	$569,659	$27,329	$4,080,231
(1)

Amounts reported represent amounts paid as base salary and commission payments. In fiscal 2022, amounts reported reflect commission payments to Mr. Jezek of $5,308, Mr. Jehl of $49,661, Ms. Camarillo of $16,580, Mr. Roe of $253,365, Mr. Stark of $17,703, Mr. Flynn of $50,166 and Mr. Jessup of $50,166.

(2)

For 2022, amounts reported reflect annual discretionary cash bonuses, as described in more detail under the heading “Compensation Discussion and Analysis – Elements of Compensation – Annual Cash Bonuses.” For 2020, amounts reported represent $2,058,125 in transaction bonuses in connection with the Business Combination to each of Messrs. Flynn and Jessup, and $125,000, $267,841 and $230,341, respectively, for each of Messrs. Jehl, Flynn and Jessup in discretionary bonus amounts in excess of the stretch threshold paid out as annual cash incentive bonuses, as disclosed in the “—Non-Equity Incentive Compensation” column.

(3)

Amounts reported represent the aggregate grant date fair value of all equity awards made in the applicable year under our 2020 Stock Option and Incentive Plan, or the 2020 Plan, as computed in accordance with FASB ASC Topic 718. The grant date fair value of the performance-based RSUs granted in 2022 is based on the closing price of the common stock on the date of grant and the probable outcome of performance-based conditions at the time of grant. The value of the performance-based RSUs granted in 2022 is shown at the target level of performance, which is the maximum payout under the terms of the awards. The grant date fair value of the time-based RSUs granted in 2022 is based on the closing price of the common stock on the date of grant. Such grant date fair values do not take into account any estimated forfeitures related to service-based vesting conditions and these amounts do not necessarily correspond to the actual value that may be recognized by the executives from these awards.

(4)

Amounts reported reflect annual cash incentive bonuses, which were awarded based on achievement of corporate and individual performance goals under the Bonus Plan. The 2022 annual cash incentive bonus determinations are described in more detail under the heading “Compensation Discussion and Analysis – Elements of Compensation – Annual Cash Bonuses.”

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(5)	Amounts reported reflect the following for 2022:
(a)	As to Mr. Jezek, $400,000 in consulting fees pursuant to a consulting services agreement in effect prior to Mr. Jezek’s appointment as CEO.
(b)	As to Messrs. Jehl and Stark and Ms. Camarillo, a 401(k) safe harbor match.
(c)	As to Mr. Roe, a 401(k) safe harbor match and expenses paid by the Company related to personal air travel.
(d)

As to Mr. Flynn, $137,499 in consulting fees pursuant to the Transition Services Agreement (as defined below), $20,203 in expenses paid by the Company related to the use of a private aircraft, a 401(k) safe harbor match, reimbursement for life insurance premiums, country club dues and reimbursement for health insurance premiums.

(e)

As to Mr. Jessup, $150,000 in consulting fees pursuant to the Advisory and Consulting Services Agreement (as defined below), a 401(k) safe harbor match, reimbursement for life insurance premiums and country club dues.

Grants of Plan-Based Awards Table

The following table summarizes annual bonus and equity awards for each named executive officer as of December 31, 2022. Awards to the NEOs, and to other key executives, were made in fiscal 2022 under two separate plans or programs:

•

Cash awards under our Senior Executive Cash Incentive Bonus Plan, with payouts determined based on achievement of performance measures established at the beginning of the fiscal year, as described in more detail in “Compensation Discussion and Analysis – Elements of Compensation – Annual Cash Bonuses;” and

•

Equity awards under the terms of our 2020 Stock Option and Incentive Plan, which include a performance component and a time-vesting component, as described in more detail in “Compensation Discussion and Analysis – Elements of Compensation – Equity Compensation.”

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			ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS:
NAME	TYPE OF AWARD	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)	NUMBER OF SHARES OF STOCK OR UNITS (#)(#)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)(3)
Keith A. Jezek	Time-Based RSUs	10/7/2022							825,000		$6,113,250
Charles D. Jehl	Annual Cash Bonus Performance-Based RSUs	4/12/2022	$243,000	$324,000	$405,000	13,966	27,932	27,932			$449,985
	Time-Based RSUs	4/12/2022							18,621		$299,984
	Time-Based RSUs	10/19/2022							439,238		$2,999,996
Cecilia Camarillo	Time-Based RSUs Time-Based RSUs	1/4/2022 10/19/2022							15,895 29,282	$ $	357,479 199,996
Matthew R. Roe	Time-Based RSUs	1/4/2022							18,341		$412,489
Matthew S. Stark	Time-Based RSUs Time-Based RSUs	1/4/2022 10/19/2022							15,895 73,206	$ $	357,479 499,997
John J. Flynn	Annual Cash Bonus Performance-Based RSUs	4/12/2022	$324,000	$432,000	$540,000	32,588	65,176	65,176			$1,049,985
	Time-Based RSUs	4/12/2022							43,451		$699,996
Ross M. Jessup	Annual Cash Bonus Performance-Based RSUs	4/12/2022	$324,000	$432,000	$540,000	23,277	46,554	46,554			$749,985
	Time-Based RSUs	4/12/2022							31,036		$499,990

(1)

These amounts represent the estimated possible payouts of annual cash incentive bonuses for fiscal 2022 under our annual cash bonus program for each of our NEOs. The actual amounts earned under the annual cash bonus program for fiscal 2022 are disclosed in the Summary Compensation Table above in the ‘‘Non-Equity Incentive Plan Compensation’’ column.

(2)

Vesting of these performance-based restricted stock units is subject to achievement of pre-established performance criteria for cumulative revenue and cumulative cash EBITDA over the three-year period commencing January 1, 2022, the beginning of our fiscal 2022. Please see ‘‘Compensation Discussion and Analysis – Elements of Compensation – Equity Compensation” for more information.

(3)

Amounts reported represent the aggregate grant date fair value of all equity awards made in the applicable year under our 2020 Plan, as computed in accordance with FASB ASC Topic 718. For information regarding the assumptions used in determining the fair value of an award, please refer to Note 2 to the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2022. See also column (3) of the Summary Compensation Table and the accompanying footnote relating to performance-based awards.

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Executive Compensation

Outstanding Equity Awards at December 31, 2022

The following table summarizes the outstanding equity plan awards for each named executive officer as of December 31, 2022. The following table does not include John Flynn’s grant of restricted stock units in connection with his service as a non-employee director, which grant is described in “Director Compensation.” In addition, in connection with his retirement, Ross M. Jessup forfeited all of his outstanding equity awards on October 6, 2022.

		STOCK AWARDS
NAME	GRANT	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(1)		EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)		EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(1)
Keith A. Jezek	10/7/2022	825,000	(2)		$5,568,750
Charles D. Jehl	11/5/2020 11/5/2020	7,892 1,782	(3) (4)	$ $	53,271 12,029
	1/4/2021					16,535	(9)		$111,611
	5/6/2021	150,000	(5)		$1,012,500
	4/12/2022					27,932	(9)		$188,541
	4/12/2022 10/19/2022	18,621 439,238	(6) (7)	$ $	125,692 2,964,857
Cecilia Camarillo	1/4/2022 10/19/2022	15,895 29,282	(8) (7)	$ $	107,291 197,654
Matthew R. Roe	11/5/2020	3,490	(3)		$23,558
	1/4/2021					7,311	(9)		$49,349
	1/4/2022	18,341	(8)		$123,802
Matthew S. Stark	1/4/2022 10/19/2022	15,895 73,206	(8) (7)	$ $	107,291 494,141
John J. Flynn	1/4/2021 4/12/2022					38,580 65,176	(9) (9)	$ $	260,415 439,938

(1)

Market value is calculated based on the closing price of our common stock on December 30, 2022, the last trading day of the year, as reported on the Nasdaq ($6.75 per share), times the number of unvested stock units.

(2)

Represents a special, one-time grant of time-based RSUs that vests over four years, with 25% of the RSUs vesting on the one-year anniversary of the grant date, and the remaining vesting in equal monthly installments thereafter until October 7, 2026 (the final vesting date), subject to continued employment through each vesting period.

(3)

Represents time-based RSUs that vested 25% on the first anniversary of the grant date, and then vest in equal quarterly installments thereafter until August 5, 2024 (the final vesting date), subject to continued employment through each vesting date.

(4)

Represents a special, one-time grant of time-based RSUs upon Mr. Jehl’s hiring in August 2020. These RSUs vested one-third on the first anniversary of the grant date, and then vest in equal quarterly installments thereafter until November 5, 2023 (the final vesting date), subject to continued employment through each vesting date.

(5)

Represents a special, one-time grant of time-based RSUs that vests over four years, with 50% of the RSUs vesting on the two-year anniversary of the grant date, 25% vesting on the three-year anniversary and the final 25% on the four-year anniversary, subject to continued employment through each vesting date.

(6)	Represents time-based RSUs that vest in four equal annual installments beginning on April 12, 2023.
(7)	Represents time-based RSUs that vest in four equal annual installments beginning on October 19, 2023.
(8)	Represents time-based RSUs that vest in four equal annual installments beginning on January 4, 2023.
(9)

Represents performance-based RSUs that will vest, if any, at the end of the three-year performance period based on achievement of cumulative revenue and cumulative cash EBITDA, subject to continued employment during the performance period.

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Option Exercises and Stock Vested During Fiscal 2022

The following table provides information regarding the vesting of restricted stock units held by each named executive officer during fiscal 2022.

	STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(1)
Keith A. Jezek	—	$—
Charles D. Jehl	6,290	$78,738
Cecilia Camarillo	—	$—
Matthew R. Roe	1,994	$24,964
Matthew S. Stark	—	$—
John J. Flynn	72,386	$575,332
Ross M. Jessup	5,636	$81,106

(1)	Value realized represents the number of shares vested multiplied by the closing stock price on the vesting date.

Potential Payments Upon Termination or Change in Control

All cash payments provided to Messrs. Jezek and Jehl upon termination or a change in control are conditioned upon provisions included in the employment agreements described below. Provisions related to early vesting of equity awards upon termination or a change in control are included in the respective award agreements, details of which are also provided below.

Employment Agreement with Mr. Jezek

The Jezek Employment Agreement further describes the payments and benefits to which Mr. Jezek would be entitled upon termination of his employment under certain circumstances. Specifically, if Mr. Jezek’s employment is terminated either by the Company without “cause” or by Mr. Jezek for “good reason” each outside a “change in control period” (each as defined in the Jezek Employment Agreement), Mr. Jezek will be entitled to receive an amount equal to the Base Salary (as defined in the Jezek Employment Agreement) for a period of (1) twelve months, if the termination occurs prior to the twelve-month anniversary of the Jezek Employment Agreement, (2) eighteen months, if the termination occurs on or after the twelve-month anniversary but prior to the 24-month anniversary of the Jezek Employment Agreement, and (3) 24 months, if the termination occurs on or after the 24-month anniversary of the Jezek Employment Agreement, in each case paid out in substantially equal installments in accordance with the Company’s payroll practice over the twelve months commencing within 60 days of the date of termination, subject to Mr. Jezek’s execution of a separation agreement and release of claims in favor of the Company. For a period of up to eighteen months, the Company will also pay to the group health plan provider, the COBRA provider or Mr. Jezek a monthly payment equal to the monthly employer contribution that the Company would have made to provide health insurance to Mr. Jezek if he had remained employed by the Company, subject to Mr. Jezek’s continued copayment of premium amounts at the active employees’ rate.

The Jezek Employment Agreement also provides for certain payments and benefits following a “change in control” (as defined in the Jezek Employment Agreement) of the Company. If during the 12-month period following the occurrence of a change in control Mr. Jezek’s employment is terminated by either the Company without “cause” or by Mr. Jezek for “good reason,” Mr. Jezek will be entitled to receive a lump-sum payment equal to two times the sum of the Base Salary (or the Base Salary in effect immediately prior to the change in control, if higher) plus Mr. Jezek’s annual incentive bonus based on the attainment of the actual level of performance as determined by the board of directors or the compensation committee immediately prior to the change in control and extrapolated for the remainder of the fiscal year in which the change in control occurs or, if higher, the Target Incentive Compensation (as defined in the Jezek Employment Agreement) for the then current year if such termination of employment occurs during the first half

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of the year. The Company will also pay to the group health plan provider, the COBRA provider or Mr. Jezek a monthly payment equal to the monthly employer contribution that the Company would have made to provide health insurance to Mr. Jezek if he had remained employed by the Company for a period of up to eighteen months, subject to Mr. Jezek’s copayment of premium amounts at the active employees’ rate. If any such payments or benefits would be subject to the excise tax imposed by Section 4999 of the Code, such payments shall be reduced so that the sum of these payments shall be $1.00 less than the amount at which Mr. Jezek becomes subject to the excise tax imposed by Section 4999 of the Code; provided that such reduction will only occur if it would result in Mr. Jezek receiving a higher after tax amount than he would receive if such payments were not subject to such reduction.

Employment Agreement with Mr. Jehl

The Jehl Employment Agreement further describes the payments and benefits to which Mr. Jehl would be entitled upon termination of his employment under certain circumstances. Specifically, if Mr. Jehl’s employment is terminated either by the Company without “cause” or by Mr. Jehl for “good reason” each outside of a “change in control period” (each as defined in the Jehl Employment Agreement), Mr. Jehl will be entitled to receive an amount equal to 24 months of base salary, paid out in substantially equal installments in accordance with the Company’s payroll practice over 6 months, subject to Mr. Jehl’s signing, not revoking and complying with a separation agreement and release of claims in favor of the Company. For a period of up to 12 months, the Company will also pay to the group health plan provider, the COBRA provider or Mr. Jehl a monthly payment equal to the monthly employer contribution that the Company would have made to provide health insurance to Mr. Jehl if he had remained employed by the Company, subject to Mr. Jehl’s continued copayment of premium amounts at the active employees’ rate.

The Jehl Employment Agreement also provides for certain payments and benefits following a “change in control” (as defined in the Jehl Employment Agreement) of the Company. If during the 12-month period following the occurrence of a change in control Mr. Jehl’s employment is terminated by either the Company without “cause” or by Mr. Jehl for “good reason,” Mr. Jehl will be entitled to receive a lump-sum payment equal to his base salary (or the base salary in effect immediately prior to the change in control, if higher) plus the greater of Mr. Jehl’s target incentive compensation for the then-current year (or the target incentive compensation in effect immediately prior to the change in control. The Company will also pay to the group health plan provider, the COBRA provider or Mr. Jehl a monthly payment equal to the monthly employer contribution that the Company would have made to provide health insurance to Mr. Jehl if he had remained employed by the Company for a period of up to 12 months, subject to Mr. Jehl’s copayment of premium amounts at the active employees’ rate. If any such payments or benefits would be subject to the excise tax imposed by Section 4999 of the Code, such payments shall be reduced so that the sum of these payments shall be $1.00 less than the amount at which Mr. Jehl becomes subject to the excise tax imposed by Section 4999 of the Code; provided that such reduction will only occur if it would result in Mr. Jehl receiving a higher after tax amount than he would receive if such payments were not subject to such reduction.

Equity Awards

We also provide accelerated vesting of time-based and performance-based RSUs upon termination immediately prior to or within 12 months after a change in control. For time-based RSUs, 100% of the outstanding and unvested shares shall become fully vested upon the date of termination or the change in control date, whichever is later. For performance-based RSUs, 100% of the shares will vest assuming target performance has been achieved.

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Potential Payments upon Termination or Change in Control

The following table quantifies the potential payments to Ms. Camarillo and Messrs. Jezek, Jehl, Roe and Stark upon termination or change in control as if such events took place on December 31, 2022. The equity award acceleration amounts in the table were calculated using the closing price of our common stock on December 30, 2022 of $6.75.

NAME	PAYMENT TYPE	DEATH/ DISABILITY	NOT FOR CAUSE/GOOD REASON	CHANGE IN CONTROL & QUALIFYING TERMINATION
Keith A. Jezek	Cash severance	$0	$550,000	$1,100,000
	Pro rata annual bonus(1)	$0	$0	$0
	Acceleration of unvested time-based RSUs	$0	$0	$5,568,750
	Acceleration of unvested performance-based RSUs(2)	$0	$0	$0
	Benefits continuation	$0	$25,251	$25,251

	Total	$0	$575,251	$6,694,001

Charles D. Jehl	Cash severance	$0	$810,000	$729,000
	Pro rata annual bonus(1)	$324,000	$0	$0
	Acceleration of unvested time-based RSUs	$0	$0	$4,168,349
	Acceleration of unvested performance-based RSUs(2)	$0	$0	$300,152
	Benefits continuation	$0	$25,503	$25,503

	Total	$324,000	$835,503	$5,223,004

Cecilia Camarillo	Cash severance	$0	$0	$0
	Pro rata annual bonus	$0	$0	$0
	Acceleration of unvested time-based RSUs	$0	$0	$304,945
	Acceleration of unvested performance-based RSUs(2)	$0	$0	$0
	Benefits continuation	$0	$0	$0

	Total	$0	$0	$304,945

Matthew R. Roe	Cash severance	$0	$0	$0
	Pro rata annual bonus	$0	$0	$0
	Acceleration of unvested time-based RSUs	$0	$0	$147,360
	Acceleration of unvested performance-based RSUs(2)	$0	$0	$49,349
	Benefits continuation	$0	$0	$0

	Total	$0	$0	$196,709

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Executive Compensation

NAME	PAYMENT TYPE	DEATH/ DISABILITY	NOT FOR CAUSE/GOOD REASON	CHANGE IN CONTROL & QUALIFYING TERMINATION
Matthew S. Stark	Cash severance	$0	$0	$0
	Pro rata annual bonus	$0	$0	$0
	Acceleration of unvested time-based RSUs	$0	$0	$601,432
	Acceleration of unvested performance-based RSUs(2)	$0	$0	$0
	Benefits continuation	$0	$0	$0

	Total	$0	$0	$601,432

(1)

Represents the pro rata target incentive that would be paid upon death or disability; however, this amount is subject to the extent the goals applicable to such target incentive actually being met for the fiscal year.

(2)	Represents unvested performance-based RSUs vesting at the target level of performance.

Separation Arrangements with Former Executive Officers

Transition Services Agreement with Mr. Flynn

On October 6, 2022, we entered into a transition services agreement (the “Transition Services Agreement”) with Mr. Flynn, pursuant to which Mr. Flynn will provide transition services to the Company as an independent contractor.

The Transition Services Agreement provides that the term of Mr. Flynn’s services as an independent contractor will commence as of as of October 6, 2022 and end on the earlier of October 6, 2023 and the date that either party terminates the arrangement in accordance with its terms. During the term, Mr. Flynn will (1) assist with the onboarding of Mr. Jezek as the CEO of the Company, (2) assist with the transition of the roles, responsibilities and duties of the chief executive officer of the Company to Mr. Jezek, (3) assist with key client management, and (4) provide any other transition services and support to Mr. Jezek and the Company as mutually agreed by the Board, Mr. Jezek and Mr. Flynn. In consideration for the transition services, the Transition Services Agreement provides that Mr. Flynn will receive a monthly consulting fee of $45,833, will remain eligible to receive the annual cash incentive compensation provided under his employment agreement and based on the attainment of the applicable performance metrics, and, subject to the execution and nonrevocation of a release of claims in favor of the Company, continued participation at no cost in the Company’s healthcare plan through the end of the term and accelerated vesting as of the effective date of the release of Mr. Flynn’s outstanding and unvested time-based Company equity awards that were granted prior to the date of Mr. Flynn’s retirement. The monthly consulting fee will continue to be paid to Mr. Flynn in the event that his service under the Transition Services Agreement is terminated by the Company without cause prior to the conclusion of the term, subject to his execution and nonrevocation of a release of claims in favor of the Company. The Transition Services Agreement further provides that Mr. Flynn’s then outstanding and unvested performance-based Company equity awards shall remain outstanding following the end of the term on the twelve (12) month anniversary of the date of the agreement, subject to his continued performance of the transition services through that date or the date of an earlier termination of service by the Company without cause, and will vest or be forfeited based on the attainment of the applicable performance metrics. The foregoing treatment of Mr. Flynn’s performance-based Company equity awards is subject to the execution and nonrevocation of a release of claims in favor of the Company and continued compliance with post-termination restrictive covenants.

Advisory and Consulting Services Agreement with Mr. Jessup

On October 17, 2022, we entered into an advisory and consulting services agreement (the “Advisory and Consulting Services Agreement”) with Mr. Jessup, effective as of October 17, 2022, pursuant to which Mr. Jessup will provide consulting services with respect to such matters pertaining to the Company’s business and affairs as may be directed or requested of him from time to time by the board of directors, CEO or CFO, at a rate of $50,000 per month. The

44

Executive Compensation

Advisory and Consulting Services Agreement has a term of six months and may be extended for a period of 30 days by mutual agreement of the Company and Mr. Jessup. The Advisory and Consulting Services Agreement may be terminated by either party with ten days’ written notice.

CEO Pay Ratio

We are providing this pay ratio disclosure in accordance with Item 402(u) of Regulation S-K promulgated under the Exchange Act. The pay ratio disclosed below is a reasonable estimate derived from our internal records using the methodology described below. This information may not be comparable to the ratio that any other company reports because other companies may have different employment and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.

As permitted by SEC rules, we used the same median employee that was identified in the preparation of our CEO pay ratio disclosure in 2021 because there has been no change in our employee population or employee compensation arrangements that we believe would significantly impact the pay ratio disclosure.

Mr. Jezek’s 2022 annual total compensation was $6,651,233, and Mr. Flynn’s 2022 annual total compensation was $2,390,833, in each case as reflected in the Summary Compensation Table on page 37, for aggregate CEO compensation in 2022 of $9,042,066. The 2022 annual total compensation for the median employee, calculated in the same manner, was $162,938. Therefore, the ratio of the aggregate CEO pay to our median employee’s pay as determined under applicable SEC rules is 55 to 1.

As discussed earlier in this proxy statement, Mr. Jezek’s total compensation for 2022 included a one-time sign-on equity award in connection with the commencement of his employment with the Company. We are providing a supplemental ratio that compares the CEO’s regular annual compensation, including the target value of Mr. Jezek’s cash and equity incentive compensation and excluding Mr. Jezek’s one-time sign-on equity award, to the pay of our median employee as we believe that this supplemental ratio reflects a more representative comparison. Based on this calculation, Mr. Jezek’s regular annual compensation is $5,109,150, and the resulting supplemental CEO pay ratio is 31 to 1.

2023 Proxy Statement	45

Executive Compensation

Pay vs. Performance
The following table sets forth information regarding the Company’s performance
and
the “compensation
actually
paid” to our NEOs, as calculated in accordance with SEC disclosure rules:

YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR CURRENT PEO (1)	SUMMARY COMPENSATION TABLE TOTAL FOR PRIOR PEO (1)	COMPENSATION ACTUALLY PAID TO CURRENT PEO (1)(2)		COMPENSATION ACTUALLY PAID TO PRIOR PEO (1)(2)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOS (3)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOS (2)(3)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:			NET INCOME (IN THOUSANDS)	ADJUSTED EBITDA (IN THOUSANDS) (6)
								TOTAL SHAREHOLDER RETURN (4)	2022 PEER GROUP TOTAL SHAREHOLDER RETURN (4)(5)	2021 PEER GROUP TOTAL SHAREHOLDER RETURN (4)(5)
2022	$6,651,233	$2,390,833		$6,106,733	$398,800	$1,923,448	$614,385	$49.09	$63.25	$86.38	$66,620	$105,736
2021	N/A	$2,299,501	$	N/A	$1,505,717	$4,525,451	$2,835,971	$163.49	$113.99	$125.61	$146,082	$154,990
2020	N/A	$4,398,024	$	N/A	$4,658,825	$2,763,603	$2,930,602	$254.25	$90.09	$110.04	$(90,716)	$69,526

(1)
The prior PEO was John J. Flynn, who served as the Company’s CEO in 2020, 2021 and 2022 through October 6, 2022. Following Mr. Flynn’s retirement, Keith A. Jezek was appointed as the Company’s CEO, effective October 7, 2022, and is the current PEO.

(2)
Compensation actually paid to the current PEO and the prior PEO and average compensation actually paid to the non-PEO
NEOs represent the Summary Compensation Table totals adjusted for the following items:

	2022
ADJUSTMENTS TO SUMMARY COMPENSATION TABLE TOTALS TO DETERMINE COMPENSATION ACTUALLY PAID	CURRENT PEO	PRIOR PEO	AVERAGE FOR NON- PEO NEOS
Summary Compensation Table Amount	$6,651,233	$2,390,833	$1,923,448
Adjustments:
Increase/(Decrease) for amounts reported under the Stock Awards Column in the Summary Compensation Table	$(6,113,250)	$(1,749,981)	$(1,365,476)
Increase/(Decrease) for fair value at year-end of awards granted during year that remain unvested as of year-end	$5,568,750	$439,938	$861,854
Increase/(Decrease) for change in fair value from prior year-end to current year-end of awards granted prior to year that were outstanding and unvested as of year-end	$—	$(606,863)	$(588,333)
Increase/(Decrease) for change in fair value from prior year-end to vesting or forfeiture date of awards granted prior to year that vested or were forfeited during year	$—	$(75,127)	$(217,107)

Compensation Actually Paid Amount	$6,106,733	$398,800	$614,385

46

Executive Compensation

	2021
ADJUSTMENTS TO SUMMARY COMPENSATION TABLE TOTALS TO DETERMINE COMPENSATION ACTUALLY PAID	CURRENT PEO	PRIOR PEO	AVERAGE FOR NON- PEO NEOS
Summary Compensation Table Amount	N/A	$2,299,501	$ 4,525,451
Adjustments:
Increase/(Decrease) for amounts reported under the Stock Awards Column in the Summary Compensation Table	N/A	$(1,290,115)	$(3,635,985)
Increase/(Decrease) for fair value at year-end of awards granted during year that remain unvested as of year-end	N/A	$867,278	$ 2,181,605
Increase/(Decrease) for change in fair value from prior year-end to current year-end of awards granted prior to year that were outstanding and unvested as of year-end	N/A	$(361,109)	$ (228,584)
Increase/(Decrease) for change in fair value from prior year-end to vesting or forfeiture date of awards granted prior to year that vested or were forfeited during year	N/A	$(9,838)	$ (6,516)

Compensation Actually Paid Amount	N/A	$1,505,717	$ 2,835,971

	2020
ADJUSTMENTS TO SUMMARY COMPENSATION TABLE TOTALS TO DETERMINE COMPENSATION ACTUALLY PAID	CURRENT PEO	PRIOR PEO	AVERAGE FOR NON- PEO NEOS
Summary Compensation Table Amount	N/A	$4,398,024	$ 2,763,603
Adjustments:
Increase/(Decrease) for amounts reported under the Stock Awards Column in the Summary Compensation Table	N/A	$(1,087,956)	$ (696,653)
Increase/(Decrease) for fair value at year-end of awards granted during year that remain unvested as of year-end	N/A	$1,348,757	$ 863,652
Increase/(Decrease) for change in fair value from prior year-end to current year-end of awards granted prior to year that were outstanding and unvested as of year-end	N/A	$—	$ —
Increase/(Decrease) for change in fair value from prior year-end to vesting or forfeiture date of awards granted prior to year that vested or were forfeited during year	N/A	$—	$ —

Compensation Actually Paid Amount	N/A	$4,658,825	$ 2,930,602

(3)	The non-PEO NEOs were (a) in 2020 and 2021, Charles D. Jehl and Ross M. Jessup and (b) in 2022, Charles D. Jehl, Cecilia Camarillo, Matthew R. Roe, Matthew S. Stark and Ross M. Jessup.
(4)	Total Stockholder Return and Peer Group Total Stockholder Return assume $100 invested on June 10, 2020, the day the Company became a public company as a result of the Business Combination.
(5)
For purposes of this disclosure, our peer group in 2022 consisted of nine companies, including Green Dot Corporation, Jack Henry & Associates, Inc., LendingClub Corporation, Pagaya Technologies Ltd., Paymentus Holdings, Inc., Q2 Holdings, Inc., Repay Holdings Corporation, SoFi Technologies, Inc. and Upstart Holdings, Inc. (the “2022 Peer Group”). The 2022 Peer Group is consistent with the peer group used in Item 5 of our Annual Report on Form
10-K
for the year ended December 31, 2022. Our peer group in 2021 consisted of nine companies, including Equifax Inc., FleetCor Technologies, Inc., Jack Henry & Associates, Inc., Q2 Holdings, Inc., Repay Holdings Corporation, Upstart Holdings, Inc., TransUnion, Verisk Analytics, Inc. and WEX Inc. (the “2021 Peer Group”). The 2021 Peer Group is consistent with the peer group used in Item 5 of our Annual Report on Form
10-K
for the year ended December 31, 2021.

(6)
Adjusted EBITDA is the measure we believe represents the most important financial performance metric not otherwise presented in the table above that we use to link Compensation Actually Paid to our NEOs to our Company’s performance.

2023 Proxy Statement	47

Executive Compensation

Relationship between Pay and Performance
Below are graphs showing the relationship of Compensation Actually Paid to the PEO and the average Compensation Actually Paid to the non-PEO
NEOs in 2022, 2021 and 2020 to (1) TSR of each of the Company, the 2022 Peer Group and the 2021 Peer Group, (2) our net income and (3) adjusted EBITDA.

48

Executive Compensation

Listed below are the financial and
non-financial
performance measures which in our assessment represent the most important financial performance measures we use to link Compensation Actually Paid to our NEOs, for 2022, to company performance:

MEASURE	NATURE	EXPLANATION
Adjusted EBITDA	Financial measure
Non-GAAP
financial measure defined as GAAP net income excluding interest expense, income tax expense, depreciation and amortization expense, share-based compensation expense, gain on extinguishment of the Company’s tax receivable agreement, loss on extinguishment of debt, change in fair value of contingent consideration, change in measurement - tax receivable agreement and transaction bonuses as a result of the Business Combination

Certified Loans	Non-financial measure	The number of certified loans generated by the Company in 2022.
Total Revenue	Financial measure	Total revenue in 2022.
Cash EBITDA	Financial measure
Non-GAAP
financial measured defined as net income,
plus
(i) interest expense, (ii) taxes and tax receivable agreement payments, (iii) depreciation and amortization expense, (iv) cash collections related to revenue, (v) any net asset writedowns related to revenue, and
(vi) non-operational
exceptional expenses;
minus
(1) interest income, (2) revenue, (3) any net asset markups related to revenue, and
(4) non-operational
exceptional income

Adjusted Operating Cash Flow	Financial measure	Non-GAAP financial measure defined as adjusted EBITDA, minus capital expenditures, plus or minus change in contract assets

2023 Proxy Statement	49

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth information known to the Company regarding the beneficial ownership of Company common stock as of March 31, 2023 by:

•	each person known to the Company to be the beneficial owner of more than 5% of outstanding Company common stock;

•	each of the Company’s executive officers and directors; and

•	all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and contingent restricted stock units that are currently exercisable or exercisable within 60 days. Company stock issuable upon exercise of options and contingent restricted stock units currently exercisable within 60 days are deemed outstanding solely for purposes of calculating the percentage of total voting power of the beneficial owner thereof.

The beneficial ownership of Company common stock is based on 120,591,873 shares of Company common stock outstanding as of March 31, 2023.

Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of Company common stock beneficially owned by them.

NAME AND ADDRESS OF BENEFICIAL OWNER(1)	SHARES OF COMMON STOCK	PERCENT OF COMMON STOCK OUTSTANDING%
Greater than 5% Stockholders:
Wasatch Advisors, Inc.(2)	17,047,158	14.1%
T. Rowe Price Associates, Inc.(3)	11,025,374	9.1%
The Vanguard Group(4)	9,271,675	7.7%
BlackRock, Inc.(5)	8,658,691	7.2%
Bregal Sagemount I, LP(6)	7,564,566	6.3%
Nebula Holdings, LLC(7)	7,545,144	6.3%
Named Executive Officers and Directors:
Blair J. Greenberg(6)	7,564,566	6.3%
Gene Yoon(6)	7,564,566	6.3%
Adam H. Clammer(7)	7,545,144	6.3%
William Heldfond(7)	7,545,144	6.3%
Ross M. Jessup	3,541,860	2.9%

50

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

NAME AND ADDRESS OF BENEFICIAL OWNER(1)	SHARES OF COMMON STOCK	PERCENT OF COMMON STOCK OUTSTANDING%
John J. Flynn(8)	2,987,166	2.5%
Keith A. Jezek	200,000	*
Matthew R. Roe(9)	120,387	*
Charles D. Jehl(10)	94,866	*
Eric A. Feldstein(11)	12,539	*
Shubhi Rao(12)	12,539	*
Jessica Snyder(13)	12,539	*
Cecilia Camarillo	2,795	*
Matthew S. Stark	2,795	*
All current directors and executive officers as a group (16 persons)	22,139,147	18.3%

*	Less than 1%
(1)	Unless otherwise noted, the business address of each of these stockholders is c/o Open Lending Corporation, 1501 S. MoPac Expressway, Suite 450, Austin, TX 78746.
(2)

Based exclusively on a Schedule 13G/A filed by Wasatch Advisors, Inc. on February 8, 2023. The filer claimed sole power to vote or direct the vote of 17,047,158 shares and sole power to dispose or direct the disposition of 17,047,158 shares. Wasatch Advisors, Inc.’s address is 505 Wakara Way, Salt Lake City, UT 84108.

(3)

Based exclusively on a Schedule 13G filed by T. Rowe Price Associates, Inc. and T. Rowe Price Mid-Cap Value Fund, Inc. on February 14, 2023. T. Rowe Price Associates, Inc. claimed sole power to vote or direct the vote of 4,289,607 shares and sole power to dispose or direct the disposition of 11,025,374 shares; and T. Rowe Price Mid-Cap Value Fund, Inc. claimed sole power to vote or direct the vote of 6,663,384 shares. T. Rowe Price Associates, Inc.’s address is 100 E. Pratt Street, Baltimore, MD 21202.

(4)

Based exclusively on a Schedule 13G/A filed by The Vanguard Group on February 9, 2023. The filer claimed shared power to vote or direct the vote of 177,829 shares, sole power to dispose or direct the disposition of 8,995,454 shares, and shared power to dispose or direct the disposition of 276,221 shares. The Vanguard Group’s address is 100 Vanguard Blvd., Malvern, PA 19355.

(5)

Based exclusively on a Schedule 13G/A filed by BlackRock, Inc. on February 1, 2023. The filer claimed sole power to vote or direct the vote of 8,367,934 shares and sole power to dispose or direct the disposition of 8,658,691 shares. BlackRock, Inc.’s address is 55 East 2nd Street, New York, NY 10055.

(6)

Bregal Sagemount I, L.P., is the record holder of 7,564,566 shares. Gene Yoon is the Managing Partner, and Blair Greenberg is a Partner, of Bregal Investments, Inc., which is the registered investment advisor of Bregal Sagemount I, L.P. As such, they may be deemed to have or share beneficial ownership of the Common Stock held directly by Bregal Sagemount I, L.P. and Bregal Investments, Inc. The business address of Bregal Sagemount I, L.P. is Second Floor, Windward House, La Route De La Liberation, St. Helier, Jersey, Y9, JE2 BQ, Channel Islands. The business address of Bregal Investments, Inc. is 277 Park Avenue, 29th Floor New York, NY 10172.

(7)

Nebula Holdings, LLC is the record holder of 7,545,144 shares reported herein. True Wind Capital, L.P. is the managing member of Nebula Holdings, LLC. Mr. Clammer is a managing member, and Mr. Heldfond is a principal, of True Wind Capital GP, LLC, the General Partner of True Wind Capital, L.P. As such, they may be deemed to have or share beneficial ownership of the Common Stock held directly by Nebula Holdings, LLC. Mr. Clammer and Mr. Heldfond disclaim any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The business address of Nebula Holdings, LLC is Four Embarcadero Center, Suite 2100, San Francisco, CA 94111.

(8)	Includes 13,495 shares of common stock issuable upon the vesting of restricted stock units that will vest within 60 days of March 31, 2023.
(9)	Includes 498 shares of common stock issuable upon the vesting of restricted stock units that will vest within 60 days of March 31, 2023.
(10)	Includes 81,227 shares of common stock issuable upon the vesting of restricted stock units that will vest within 60 days of March 31, 2023.
(11)	Includes 9,569 shares of common stock issuable upon the vesting of restricted stock units that will vest within 60 days of March 31, 2023.
(12)	Includes 9,569 shares of common stock issuable upon the vesting of restricted stock units that will vest within 60 days of March 31, 2023.
(13)	Includes 9,569 shares of common stock issuable upon the vesting of restricted stock units that will vest within 60 days of March 31, 2023.

2023 Proxy Statement	51

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

Delinquent Section 16(a) Reports

Based solely upon a review of the reports and amendments thereto filed with the SEC under Section 16(a), copies of which are required to be furnished to the Company under SEC regulations, during and with respect to fiscal year 2022, no officer, director or person who owns beneficially more than 10% of the Company’s outstanding shares of common stock failed to file such reports on a timely basis with the exception of the following, which were due to administrative oversight:

•	One Form 4 for Eric A. Feldstein on September 20, 2022, in connection with an award of restricted stock units on September 9, 2022;

•	One Form 4 for Shubhi S. Rao on September 20, 2022, in connection with an award of restricted stock units on September 9, 2022;

•	One Form 4 for Jessica Snyder on September 20, 2022, in connection with an award of restricted stock units on September 9, 2022; and

•	One Form 4 for John J. Flynn on November 15, 2022, in connection with the vesting of restricted stock units on October 27, 2022.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2022 about the securities authorized for issuance under our equity compensation plan, which consists solely of the 2020 Incentive Stock Option and Incentive Plan, the “2020 Plan.” The Company’s shareholders previously approved the 2020 Plan. The Company has no other equity compensation plans that have not been approved by shareholders.

	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS, AND RIGHTS(a)		WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(b)		NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE (EXCLUDING SECURITIES IN COLUMN(a))(c)
Equity compensation plans approved by shareholders(1)	2,355,809	(1)	$33.56	(2)	17,328,581	(3)
Equity compensation plans not approved by shareholders	—		—		—

Total	2,355,809		$33.56		17,328,581

(1)

Represents the number of underlying shares of Common Stock associated with outstanding options and restricted stock units (or “RSUs”), which includes 172,461 options and 2,023,383 and 159,965 time-based and performance-based RSUs, respectively, granted under the 2020 Plan.

(2)

Represents weighted-average exercise price of options outstanding under the 2020 Plan. See note (1) above with respect to RSUs granted under the 2020 Plan. The weighted-average exercise price does not take the RSUs into account.

(3)

Consists of the Company’s 2020 Plan. The number of shares reserved for issuance under our 2020 Plan automatically increases on the first day of each fiscal year beginning with the 2021 fiscal year by a number equal to four percent of the shares of common stock outstanding on the final day of the prior calendar year.

52

Certain Relationships and Related Person Transactions

Related Person Transactions

The following is a description of each transaction since January 1, 2022 and each currently proposed transaction in which:

•	Open Lending has been or is to be a participant;

•	the amount involved exceeded or exceeds $120,000; and

•

any of Open Lending’s directors, executive officers, or holders of more than 5% of Open Lending’s capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or material interest.

Agreements with Stockholders

Investor Rights Agreement

In connection with the closing of Nebula Acquisition Corporation’s merger with Open Lending, LLC (the “Business Combination”), Open Lending entered into an investor rights agreement with the NAC Investors and Company Investors, as defined in schedule 1 to the investor rights agreement.

Agreement with Bregal Sagemount I, L.P.

Bregal Sagemount I, L.P. is the beneficial owner of units in Open Lending. Bregal Investments, Inc. is the investment advisor to Bregal Sagemount I, L.P. Mr. Yoon is a Managing Partner and Mr. Greenberg is a Partner at Bregal Investments, Inc. and both serve on Open Lending’s board of directors on behalf of Bregal Sagemount I, L.P. Pursuant to a Class B Unit Incentive Plan agreement. Bregal Investments, Inc. received 40,000 profit interest units in 2019.

Jezek Consulting Services Agreement

Prior to Mr. Jezek’s appointment as CEO, Mr. Jezek was party to a consulting services agreement with the Company, pursuant to which he was paid $400,000 in consulting fees for his services.

Director Relationships

Certain of our directors serve on Open Lending’s board of directors as representatives of entities which beneficially hold 5% or more of Open Lending’s capital stock.

Policies for Approval of Related Person Transactions

Policies and Procedures for Related Person Transactions

Our audit committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between the Company and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. The written charter of our audit committee provides that our audit committee shall review and approve in advance any related party transaction.

2023 Proxy Statement	53

Certain Relationships and Related Person Transactions

Review and Approval of Related Person Transactions

We have adopted a formal written policy for the review and approval of transactions with related persons. Such policy requires, among other things, that:

•	The audit committee shall review the material facts of all related person transactions.

•

In reviewing any related person transaction, the committee will take into account, among other factors that it deems appropriate, whether the related person transaction is on terms no less favorable to us than terms generally available in a transaction with an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

•

In connection with its review of any related person transaction, we shall provide the committee with all material information regarding such related person transaction, the interest of the related person and any potential disclosure obligations of ours in connection with such related person transaction.

•	If a related person transaction will be ongoing, the committee may establish guidelines for our management to follow in its ongoing dealings with the related person.

Policy Regarding Derivatives, Short Sales, Hedging or Pledging

The board of directors annually reviews and approves the Company’s policy with regard to insider trading. The Company’s Special Trading Procedures for Insiders prohibits insiders from pledging shares on margin, trading derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of the Company’s securities or an opportunity, direct or indirect, to profit from any change in the value of the Company’s securities or engage in any other hedging transaction with respect to the Company’s securities, at any time unless such transaction has been approved by the Audit Committee. The Company also prohibits engaging in short sales of the Company’s securities.

54

Other Matters

Stockholder Recommendations for Director Nominations for the 2024 Annual Meeting

Our amended and restated bylaws provide that, for nominations of persons for election to our board of directors or other proposals to be considered at the 2024 annual meeting of our stockholders, a stockholder must give written notice to our General Counsel and Corporate Secretary at Open Lending Corporation, 1501 S. MoPac Expressway, Suite 450, Austin, Texas 78746, not later than the close of business on the 90th day, or February 24, 2024, nor earlier than the close of business on the 120th day, or January 25, 2024, prior to the one year anniversary of the preceding year’s annual meeting.

However, our amended and restated bylaws also provide that in the event the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice must be delivered not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

Any nomination must include all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in election contests or is otherwise required under Regulation 14A of the Exchange Act, the person’s written consent to be named in a proxy statement relating to the annual meeting and to serve as a director if elected and such information as we might reasonably require to determine the eligibility of the person to serve as a director. As to other business, the notice must include a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest of such stockholder (and the beneficial owner) in the proposal. The proposal must be a proper subject for stockholder action. In addition, to make a nomination or proposal, the stockholder must be of record at the time the notice is made and must provide certain information regarding itself (and the beneficial owner), including the name and address, as they appear on our books, of the stockholder proposing such business, the number of shares of our capital stock which are, directly or indirectly, owned beneficially or of record by the stockholder proposing such business or its affiliates or associates (as defined in Rule 12b-2 under the Exchange Act) and certain additional information.

The advance notice requirements for the 2024 annual meeting are as follows: a stockholder’s notice shall be timely if delivered to our General Counsel and Corporate Secretary prior to the meeting at which the action is to be taken. Generally, to be timely, notice must be received at our principal executive offices not less than 90 days, or February 24, 2024, nor more than 120 days, or January 25, 2024, prior to the first anniversary of the date of the annual meeting for the preceding year, May 24, 2023. Our amended and restated bylaws specify the requirements as to form and content of all stockholders’ notices. These requirements may preclude stockholders from bringing matters before the stockholders at an annual or special meeting.

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company’s 2024 Proxy Materials

In addition to the requirements stated above, any stockholder who wishes to submit a proposal for inclusion in our 2024 proxy materials must comply with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2024 annual meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied, and we must receive such proposals no later than December 15, 2023. Such proposals must be delivered to our General Counsel and Corporate Secretary at Open Lending Corporation, 1501 S. MoPac Expressway, Suite 450, Austin, Texas 78746.

Solicitation of Proxies

We will pay the cost of solicitation of proxies. Our directors, officers and employees may solicit proxies personally, by telephone, via the internet or by mail without additional compensation for such activities. We also will request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send a Notice of Internet Availability of Proxy Materials to and obtain proxies from such beneficial owners. We will reimburse such holders for their reasonable expenses.

2023 Proxy Statement	55

Important Notice Regarding Delivery of Stockholder Documents

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice of Internet Availability and, if applicable, our proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. This request may be submitted by contacting Open Lending Corporation, 1501 S. MoPac Expressway, Suite 450, Austin, Texas 78746, (512) 892-0400, Attention: General Counsel and Corporate Secretary. The Company will deliver those documents to such stockholder promptly upon receiving the request. Any such stockholder may also contact our General Counsel and Corporate Secretary using the above contact information if he or she would like to receive separate proxy statements, notice of internet availability and annual reports in the future. If you are receiving multiple copies of our annual reports, notice of internet availability and proxy statements, you may request householding in the future by contacting our General Counsel and Corporate Secretary.

Other Business

The board of directors knows of no business to be brought before the Annual Meeting that is not referred to in the accompanying Notice of Annual Meeting. Should any such matters be presented, the persons named in the proxy shall have the authority to take such action in regard to such matters as in their judgment seems advisable. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

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YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

P.O. BOX 8016, CARY, NC 27512-9903	INTERNET
Go To: www.proxypush.com/LPRO
• Cast your vote online
• Have your Proxy Card ready
• Follow the simple instructions to record your vote

PHONE Call 1-866-870-6982
• Use any touch-tone telephone
• Have your Proxy Card ready
• Follow the simple recorded instructions

MAIL
• Mark, sign and date your Proxy Card
• Fold and return your Proxy Card in the postage-paid envelope provided

You must register to attend the meeting online and/or participate at www.proxydocs.com/LPRO

Open Lending Corporation

Annual Meeting of Stockholders

For Stockholders of record as of March 31, 2023

TIME:	Wednesday, May 24, 2023 10:00 AM, Central Time
PLACE:	Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/LPRO for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints John J. Flynn and Matthew S. Stark (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Open Lending Corporation which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

The shares represented by this proxy will be voted as directed or, if no direction is given, shares will be voted identical to the Board of Directors recommendation. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Open Lending Corporation

Annual Meeting of Stockholders

Please make your marks like this:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

PROPOSALS		YOUR VOTE		BOARD OF DIRECTORS RECOMMENDS

1. To elect three Class III directors for a three-year term;
	FOR	WITHHOLD

1.01 John J. Flynn	☐	☐		FOR

1.02 Keith A. Jezek	☐	☐		FOR

1.03 Jessica Snyder	☐	☐		FOR

	FOR	AGAINST	ABSTAIN

2. To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.	☐	☐	☐	FOR

3. To hold a nonbinding advisory vote to approve the compensation of our named executive officers.	☐	☐	☐	FOR

You must register to attend the meeting online and/or participate at www.proxydocs.com/LPRO

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date